Exhibit 10.2

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MASTER COLLABORATION AGREEMENT

for Compani Confidential and Proprietary Information of Blueprint and QIAGEN

on Diagnostics

Between	Blueprint Medicines Corporation
38 Sidney Street, Suite 200
Cambridge, MA 02139
hereinafter “Blueprint”

and	Qiagen Manchester Limited
Skelton House, Lloyd Street North
Manchester, M15 6SH,
England
hereinafter “QIAGEN”

dated:	August 22, 2016 (the “Effective Date”).

WHEREAS,

Blueprint is a global pharmaceutical company engaged in the research, development, manufacture and commercialization of pharmaceutical products to treat disease;

QIAGEN is a global biotechnology company engaged in the research, development, manufacture and commercialization of diagnostic products, including companion diagnostics, to aid in the selection and use of pharmaceutical products;

QIAGEN and Blueprint wish to establish a legal framework for their potential collaborations relating to QIAGEN’s development and commercialization of a companion diagnostic product for a Blueprint Product.

NOW, therefore, the Parties agree as follows:

1.Definitions.

1.1The following terms used in the Agreement shall have the meanings set forth below:

“Activities” shall mean the activities to be performed by either Party in connection with a particular Project for Blueprint.

“Affiliate” shall mean any entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party, as the case may be.  As used in this definition, “control” shall mean the possession of the power

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to direct or cause the direction of the management and policies of an entity, whether through the ownership of the outstanding voting securities or by contract or otherwise.

“Agreement” shall mean this Master Collaboration Agreement and any Project Schedules executed hereunder.

“Analytical Performance Data” is defined in Section 8.1(d).

“Background Intellectual Property” shall mean, in connection with a specific Project, all Intellectual Property that is in existence and Controlled by a Party at the effective date of the respective Project Schedule or that comes into the Control of a Party during the term of this Agreement outside of performing Activities.

“Blueprint Biomarker Data” is defined in Section 8.1(b).

“Blueprint Product Data” is defined in Section 8.1(b).

“Blueprint Compound” shall mean a single biological or chemical substance identified in a Project Schedule that Blueprint is developing or Commercializing for the medical prevention, treatment, or cure of diseases of human beings.

“Blueprint Domain Names” shall mean any Domain Name identical or similar with the Blueprint Trademarks under any ccTLD (country code Top Level Domain) and gTLD (generic Top Level Domain) address area.

“Blueprint Product” shall mean any product containing a Blueprint Compound.

“Blueprint Trademarks” shall mean the trademarks that Blueprint uses for the marketing of the Blueprint Products where a QIAGEN IVD will be used in connection with such Blueprint Products.

“Business Day” means any day other than a Saturday, Sunday, bank holiday or public holiday in Cambridge, Massachusetts USA or the United Kingdom.

“Clinical Trial” shall mean a clinical investigation of a Blueprint Product undertaken or supported by Blueprint as part of the development of such pharmaceutical product to obtain information relating to patient outcome and/or selection for therapy with such pharmaceutical product, which includes the use of the QIAGEN IVD or any prototype of it developed in the respective Project.

“Commercialization” and “Commercialize” means all activities undertaken relating new product planning, marketing, distribution and sale of a Blueprint Product or QIAGEN IVD, and the process of Commercialization, respectively. For clarification, this excludes development and regulatory activities.

“Commercially Reasonable Efforts” means, with respect to a Party, that level of efforts and resources required to carry out a particular task or obligation in an active and sustained manner, and consistent with such efforts undertaken by a similarly situated company in

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pursuing development or commercialization of a product with similar market potential and at a similar stage in development or commercialization and taking into account all relevant factors.

“Commercialization Project Schedule” shall mean an individual agreement executed by the Parties for the conduct of additional Commercialization activities with respect to the IVD, as further described in Article 13 of this Agreement.

“Confidential Information” shall mean any confidential or proprietary information of a Party, relating to any assay, diagnostic, biomarker, genetic sequence, compound, research project, work in process, future development, scientific, engineering, launch, manufacturing, marketing, business plan, financial or personnel matter relating to such Party, its present or future products, sales, suppliers, customers, employees, investors or business, including the results arising from this Agreement, whether in oral, written, graphic or electronic form.  Confidential Information shall also include the terms, but not the existence, of this Agreement.

“Control” or “Controlled” or “Controlling” shall mean, with respect to any item of Intellectual Property, the possession of the right - whether directly or indirectly, and whether by ownership, license (other than pursuant to this Agreement) or otherwise - to assign, or to grant the other Party access or a license or sublicense, as provided for herein, without violating the terms of any agreement or other arrangement with a third party.

“Data” is defined in Section 8.1.

“Deliverables” shall mean the Data, documents, filings and/or other materials to be provided to Blueprint by QIAGEN in connection with a particular Project as specified in the applicable Project Schedule.

“Development Project” shall mean a project performed under this Agreement in one or more of the following areas, as agreed between the Parties and set out in a Project Schedule: (a) biomarker identification and validation, (b) prototype assay development, (c) companion diagnostic proof of concept, (d) in vitro diagnostic development, (e) enrollment assay development, (f) Clinical Trial support and regulatory consultation, and/or (g) Regulatory Submission and QIAGEN IVD registration; which project ultimately may result in the creation and Commercialization of a QIAGEN IVD in Markets for a Blueprint Compound under this Agreement.

“Diagnostics Field” shall mean in vitro testing for research use, or exploratory use, or as a clinical diagnostic for use in the diagnosis and/or on-going evaluation of a disease or medical condition, including the prediction and/or monitoring of a response to a therapeutic agent, and also use as an in vitro diagnostic for commercial purposes.

“EMA” shall mean the European Medicines Agency.

“EU” shall mean the European Union.

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“FDA” shall mean the U.S. Food and Drug Administration.

“Foreground Intellectual Property” shall mean any and all Intellectual Property arising directly from work performed under and according to a Project during the Term whether conceived, discovered, reduced to practice or writing, generated or developed by the employees, agents, contractors or consultants of Blueprint and/or its Affiliates and/or by the employees, agents, contractors or consultants of QIAGEN and/or its Affiliates, solely or jointly. For clarification, Foreground Intellectual Property shall exclude Data.

“Governmental Authority” shall mean any court, agency authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or any supranational organization of which any such country is a member.

“Inability to Supply” means QIAGEN’s inability to supply the QIAGEN IVD to Blueprint in accordance with its [***] quantities of the QIAGEN IVD within [***] days after the lead time for the QIAGEN IVD agreed to by the Parties.

“Intellectual Property” shall mean all intellectual property rights, including patent rights (pending or issued), know-how, methods, processes, utility models, registered designs, design rights, copyrights, copyright registrations, trade secret and other Confidential Information, and similar intellectual property rights, and all applications for any of the foregoing.

“IVD” shall mean in vitro diagnostic medical device as defined in the European directive 98/79/EC; for the avoidance of doubt the term IVD includes companion diagnostics for a pharmaceutical product as defined in FDA’s “Draft Guidance for Industry and Food and Drug Administration Staff – In Vitro Companion Diagnostic Devices”.

“Market” shall mean all [***] and any other country of the world in which the Parties mutually agree to jointly Commercialize (or have Commercialized) the Blueprint Product and the QIAGEN IVD, as specified in a Project Schedule.

“Materials” shall mean the biological samples, compounds, reagents, supplies, products and other goods that Blueprint delivers to QIAGEN, or QIAGEN procures from a third party, for purposes of performing the this Agreement, and all modifications and derivatives of such Materials.

“Party” shall mean Blueprint or QIAGEN as the context requires and “Parties” shall mean both Blueprint and QIAGEN.

“PMA” shall mean Pre-Market Approval as defined by FDA.

“Project” shall mean a Development Project performed under this Agreement and/or subsequent Commercialization of the respective QIAGEN IVD.

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“Project Schedule” shall mean an individual agreement executed by the Parties for the performance of a Project, as further described in Article 3 of this Agreement.

“Publication” is defined in Section 7.7.

“QIAGEN Biomarker Data” is defined in Section 8.1(c).

“QIAGEN Domain Names” shall mean any Domain Name identical or similar with the QIAGEN Trademarks under any ccTLD (country code Top Level Domain) and gTLD (generic Top Level Domain) address area.

“QIAGEN IVD” shall mean an IVD developed by QIAGEN in the course of a Project including its respective development stages.

“QIAGEN IVD Platform” shall mean a diagnostic instrumentation or device, firmware base software and user interface software, which may include, for example, the RGQ or QIAsymphony instruments.

“QIAGEN Trademarks” shall mean the trademarks which QIAGEN uses for the Commercialization of the QIAGEN IVD to be used in connection with a Blueprint Product.

“Regulatory Approval” shall mean with respect to a regulatory jurisdiction, any and all approvals, product and/or establishment licenses, registrations or authorizations of any Governmental Authority, necessary for the commercial manufacture, use, storage, import, export, transport, or Commercialization of a product in such regulatory jurisdiction, including, where applicable, (a) pricing and reimbursement approval in such regulatory jurisdiction, (b) pre- and post-approval marketing authorisations (including any prerequisite manufacturing approval or authorisation related thereto), (c) labelling approval and (d) technical, medical and scientific licences. With regard to an IVD, Regulatory Approval would occur upon FDA approval of a Premarket Approval (PMA) for the IVD and similar approvals of Governmental Authorities in other jurisdictions.

“Regulatory Submission” shall mean with respect to a regulatory jurisdiction, any and all submissions, which are necessary to obtain and maintain a Regulatory Approval.

“Tier One Countries” shall mean the United States, France, Germany, Italy, Spain, the United Kingdom and Japan.

“Trademark” shall mean the Blueprint Trademarks and the QIAGEN Trademarks.

1.2Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  Any capitalized term used in any Project Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.

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Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. Except where the context otherwise requires, the word “or” is used in the inclusive sense connoted by the term “and/or.” This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.

2.Term.  This Agreement shall commence on the Effective Date and continue for an initial term of the later of: (a) five (5) years; or (b) the term of any Project Schedule executed hereunder (“Term”).

3.Projects.

3.1.Project Schedules.  The Project Schedule for the work to be conducted under the initial Project is attached hereto as Appendix 1-A.  This shall be considered Project Schedule #1. For each additional Project to be conducted under this Agreement, the Parties shall negotiate and, subject to the JSC’s approval as set forth under Section 14.2(b), execute a Project Schedule using the format of the Project Schedule in Appendix 1-A and assign consecutive numbering to each (e.g., Project Schedule #2, etc.). Neither Party shall be obliged to enter into any Project Schedule by virtue of this Agreement. Once executed by both Parties, the Project Schedule and any subsequent amendment(s) thereto shall be governed by the terms of this Agreement. QIAGEN will use Commercially Reasonable Efforts to perform the activities under each Project Schedule, and such performance, including the preparation and delivery of materials demonstrating achievement of Milestones, shall be conducted in accordance with applicable industry standards.

3.2.Scope Changes.  In the event the Parties agree that the Activities or Deliverables of a Project should be modified, or that additional Activities or Deliverables should be conducted, the Parties shall prepare a written amendment of the Project Schedule for execution by the Parties.   A Party shall not vary from the Activities and Deliverables set out in the original Project Schedule until the Parties have agreed to do so in writing.

3.3.Conflicting Provisions.  In the event there is a specific conflict between the terms or conditions of this Agreement and the terms or conditions of any Project Schedule, the terms and conditions of this Agreement shall govern, unless the Project Schedule specifically and expressly supersedes this Agreement on a specific matter and then only with respect to the particular Project Schedule and the matter so specified.

4.Materials and Records.

4.1.Materials Delivery.  Materials required for the conduct of the Project shall be outlined in the Project Schedule or otherwise agreed in writing by the Parties.  Materials must be de-identified of personal health information prior to shipment to QIAGEN. Blueprint acknowledges that the provision of Materials by Blueprint and third parties is largely

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beyond the control of QIAGEN, and therefore QIAGEN shall not be held liable for delays to the Project caused by late shipments of Materials, where the delay was not caused by QIAGEN. If QIAGEN believes that any Materials provided by Blueprint do not conform to their specifications, if applicable, or are otherwise defective, then (a) QIAGEN shall provide Blueprint a written notice explaining in reasonable detail why such Materials do not conform to such specifications or are otherwise defective and (b) in the event the Parties agree on such non-conformance or defect, Blueprint shall: (i) provide new or replacement Materials or (ii) if it is not possible provide new or replacement materials, propose and discuss with QIAGEN in good faith an alternative, and amend the Project Schedule in writing to reflect such alternative. In case the Parties disagree on the question of non-conformance or defect of such Material, the Parties will discuss this matter and agree in good faith on a solution. To the extent Blueprint requests that QIAGEN procure Materials directly from the relevant vendor, such procurement may be subject to a handling charge to be agreed by the Parties in advance. To the extent a Milestone is dependent on the timely receipt of such Materials, the Parties shall negotiate an equitable interim payment for the portion of the Milestone that was completed, with the remainder to be paid upon actual completion of the Milestone.

4.2.Use Restrictions. QIAGEN shall handle the Materials in accordance with any applicable documentation, reasonable handling procedures for similar materials, applicable common scientific standards of care, and Blueprint’s written instructions. Upon receipt of Materials from Blueprint or a third party provider, QIAGEN shall be responsible for the chain of custody of the Materials and shall use the Materials only in connection with the Activities described in the applicable Project Schedule and for no other purpose. QIAGEN shall use the Materials in accordance with applicable laws. None of the Materials shall be transferred or sold to third parties except to subcontractors approved by Blueprint in accordance with the terms of this Agreement.  QIAGEN shall not use the Materials for testing in or treatment of human subjects except to the extent described in the applicable Project Schedule.  QIAGEN understands and agrees that the Materials are experimental in nature and that Blueprint shall not be liable for, and expressly disclaims, any loss, claim, damage or liability which may arise from the use, storage or handling of the Materials by QIAGEN.

4.3.Inspections, Audits, or Investigations of QIAGEN by Regulatory Authorities.  Upon reasonable and lawful request, QIAGEN will allow appropriate worldwide regulatory authorities to inspect its facilities or review records relating to Activities.

(a)Routine Matters.  QIAGEN will provide Blueprint with prompt notice after QIAGEN receives notice from a Regulatory Authority intending to perform a routine inspection, audit or investigation, or take any other type of routine regulatory action in relation to the Activities, of QIAGEN’s facilities and records used to perform a Project for Blueprint under this Agreement.

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(b)Non-Routine Matters.  If any Regulatory Authority gives QIAGEN notice of its intent, with respect to any QIAGEN facility that is performing a Project for Blueprint under this Agreement, to conduct a non-routine inspection, audit or investigation, or take any other type of regulatory action in relation to the Activities, then QIAGEN will give Blueprint notice within (i) [***] Business Days after QIAGEN’s receipt of such notice thereof, if such inspection, audit or investigation is specific to a Project and (ii) [***] Business Days after QIAGEN’s receipt of such notice thereof, if such inspection, audit or investigation is not specific to a Project, and, in either case (i) or (ii), if notice is not provided to QIAGEN in advance of any such inspection, then QIAGEN will notify Blueprint promptly.

(c)Blueprint Right to [***];  Cooperation.  Blueprint, or with QIAGEN’s consent, its consultant, shall have the right to [***] during the course of any inspections, audits and investigations specifically related the Blueprint Product.  Blueprint’s or its consultant’s [***] during the course of any such inspections, audits and investigations (i) [***], and (ii) [***]. QIAGEN will cooperate with the applicable Regulatory Authority (and keep Blueprint representatives timely informed) in the conduct of such inspections, audits and investigations and will maintain records of such Activities in a way that facilitates the objectives of such activities.

(d)Inspection Findings and Responses. QIAGEN will provide regular updates to Blueprint during the course of any audit performed pursuant to Section 4.3(a) or Section 4.3(b). Within [***] Business Days of receipt, QIAGEN will provide to Blueprint copies of all relevant information and findings pertaining to the matters set forth in Section 4.3(a) and Section 4.3(b), in each case, related to the Activities or that would materially impact either QIAGEN’s ability to obtain Regulatory Approval for, or ensure the clinical or commercial supply of, the QIAGEN IVD being developed for Blueprint under a Project Schedule.  Whenever feasible and solely to the extent that it would not compromise the timeliness or quality of the response, QIAGEN will also provide Blueprint with an opportunity to prospectively review and comment on any QIAGEN responses to Regulatory Authorities that relate to Activities.  Regardless of whether Blueprint has an opportunity to prospectively review and comment on any QIAGEN responses, QIAGEN will have the final say and determine the appropriate response and provide Blueprint a copy of the response submitted to Regulatory Authorities.

4.4.Audits of QIAGEN by Blueprint.  During the Term, Blueprint shall have the right to audit or have audited QIAGEN’s facility and records and any other documentation and facilities directly related to development, manufacturing and/or regulatory activities for a Project, no more than [***]. QIAGEN agrees to maintain accurate and detailed records and information pertaining to any particular Project and agrees to grant access to Blueprint (or its nominee, which nominee shall be subject to approval by QIAGEN in its reasonable discretion)) to perform such audit. Blueprint will provide no less than [***] prior written notice to QIAGEN in advance of any audit (other than an audit “for cause”), and the

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applicable auditor shall be subject to QIAGEN’s reasonable confidentiality policies.  In addition, Blueprint shall have the right to audit QIAGEN’s facility and records related to a Project at any time “for cause.” An “audit for cause” shall be defined as an audit of QIAGEN’s facility or records requested and conducted by or on behalf of Blueprint due to the existence of an operational issue in the manufacture of any component of the QIAGEN IVD that Blueprint reasonably believes in good faith may result in a cGMP or other regulatory deficiency or failure of QIAGEN to meet its obligations under this Agreement (such as repeated failure of the QIAGEN IVD to meet its specifications, evidence of regulatory noncompliance and fraudulent data from any clinical trial conducted by or on behalf of QIAGEN). Such audit(s) will require reasonable prior written notice by Blueprint, and shall be subject to QIAGEN’s reasonable confidentiality and site security policies.

4.5.Financial Records.  QIAGEN agrees to maintain for a period of four (4) years adequate records of, and copies of all receipts for third party expenses incurred in connection with the performance of the Activities and allow access to Blueprint and its authorized representatives to inspect such records and receipts upon reasonable notice during ordinary business hours and subject to QIAGEN’s generally applicable security and safety procedures.

5.Interactions with Affiliates and Third Parties.

5.1.Subcontractors.

(a)Either Party may involve any of its Affiliates in the performance of a Project without notice to or consent from the other Party. QIAGEN shall have the right to utilize third party contractors and consultants in the performance of a Project, subject to Blueprint’s prior written approval, provided that QIAGEN shall remain liable for the performance of the obligations. Each Party is and remains solely and exclusively responsible for the conduct of activities by any Affiliate (or, in the case of QIAGEN, authorized third party contractors) under this Agreement, and any breach by an Affiliate (or, in the case of QIAGEN, authorized third party contractor) that would constitute a breach of this Agreement by the applicable Party will be a breach of this Agreement by such Party.

(b)To the extent that a Party utilizes its’ Affiliates (or, in the case of QIAGEN, third party contractors with Blueprint’s prior written approval) to perform tasks within the scope of a Project, such Party shall ensure all such Affiliates or third party contractors have entered into an appropriate written agreement with the Party utilizing such Affiliate or authorized third party contractor obligating such person to: (i) treat the other Party’s Confidential Information in accordance with the provisions of Article 7, (ii) assign rights to any Foreground Intellectual Property and/or Data so that such rights can be conveyed in accordance with the terms and conditions of Article 8, and (iii) with respect to QIAGEN, that its Affiliates or third party contractors grant audits and inspection rights similar to the rights set forth in Sections 4.3 and 4.4; whereas the foregoing shall not limit QIAGEN’s

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audit and inspection responsibilities.  Each Party shall be liable and solely responsible for the acts, performance and compensation of its respective third party contractors.

5.2.Contract Laboratories. The Parties may use third party laboratories (hereinafter “Contract Laboratories”) for the performance of certain services, such as sample testing, in a Development Project.  The terms for use of Contract Laboratories shall be set forth in a Project Schedule, but the following general principles shall apply:

(a)Contracts.  Blueprint shall be responsible for selecting and contracting with the Contract Laboratories engaged to assess the clinical utility of a QIAGEN IVD, subject to QIAGEN’s prior consent which may only be withheld in case QIAGEN has reasonable quality concerns with respect to the performance of such sample testing by such Contract Laboratory.

(b)Certifications.  Blueprint and QIAGEN shall ensure that the Contract Laboratories are properly certified to perform the clinical utility work according to the applicable Project Schedule for the Project and this Agreement.

(c)Products and Equipment. To the extent that the QIAGEN IVD Platform is not already installed at a given Contract Laboratory, QIAGEN shall be solely responsible for the manufacture and supply of the QIAGEN IVD Platform to the Contract Laboratories for clinical utility testing, and Blueprint will bear the expenses associated with such manufacture and supply. In addition, QIAGEN shall be solely responsible, at Blueprint’s expense, for sufficient educating and training of the Contract Laboratories personnel as necessary for conducting the clinical utility testing. Blueprint  shall be responsible for ensuring that each such Contract Laboratory has or is provided the necessary equipment (including any upgrades) needed to perform any assay developed hereunder, all of which shall be at Blueprint’s or the Contract Laboratory’s expense, as agreed between Blueprint and the Contract Laboratory.

6.Financial Terms

6.1.Milestones.

(a)Payments.  QIAGEN shall be compensated for the performance of a Project on the basis of achievement of the Milestones set forth in the Project Schedule.

(b)Acceptance Process.  Upon completion of a Milestone, QIAGEN shall issue a notice to Blueprint, and Blueprint shall have up to [***] Business Days to review the notice and any associated Deliverables and provide a written acceptance of the Milestone to QIAGEN. Failure to respond within this timeframe shall constitute acceptance. In the event Blueprint disputes that a Milestone has been properly completed, Blueprint shall provide a written notice to QIAGEN within the initial [***] Business Day review period, describing in reasonable detail the basis for its dispute.  The Parties shall work in good faith to resolve the dispute and QIAGEN shall use Commercially Reasonable Efforts to correct any

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deficiencies in a timely fashion. If the dispute is resolved by mutual agreement of the Parties that the particular Milestone has been completed, then Blueprint shall issue a notice of written acceptance of the applicable Milestone to QIAGEN within [***] Business Days of the resolution of such dispute. If the dispute is resolved by mutual agreement of the Parties that the particular Milestone has not been completed, then QIAGEN shall undertake any additional activities necessary to complete such Milestone.  If the Parties are unable to resolve such dispute, then it shall be resolved in accordance with Section 18.3.

(c)Invoicing.  Upon receipt of Blueprint’s acceptance or upon expiration of the [***] Business Day review period as described above, QIAGEN shall issue an invoice to Blueprint for the relevant Milestone Payment.  Invoices will include the name of the requisitioner (who will initially be [***]), and will be addressed as follows:

QIAGEN will send invoices to Blueprint at the following address via email:

Blueprint Medicines Corporation

38 Sidney Street, Suite 200

Cambridge, MA 02139

Attention: [***]

6.2.Blueprint Pass-through Costs and Expenses.

(a)Reimbursement.  Blueprint shall reimburse QIAGEN for the direct costs and expenses incurred by QIAGEN in the performance of a Project without markup or surcharge (“Pass-through Costs and Expenses”) and agreed by the Parties in advance according to the Project Schedule.

(b)Currency Conversion.

Any Pass-through Costs and Expenses that were incurred in a currency other than USD shall be converted into USD using the average of the fixing exchange rates published by Bloomberg under the function “BFIX” for the respective currency at noon New York time for the applicable calendar quarter.  If, on any Business Day, no USD foreign exchange fixing  rate is determined by Bloomberg for the relevant currency, the last Bloomberg price of such day (data field “PX last”) shall be used instead.

6.3.Payment Terms.  Any invoices issued by QIAGEN pursuant to this Agreement, including Section 6.1 or Section 6.2, shall be paid in accordance with this Section 6.3.

(a)Undisputed Amounts. Blueprint shall pay all undisputed amounts set forth in any invoice (including any Milestone accepted pursuant to Section 6.1(b)) in US Dollars (“USD”) within [***] days of receipt of the applicable invoice from QIAGEN.

(b)Payment Disputes.  In the event Blueprint disputes an invoice from QIAGEN in good faith (other than with respect to a Milestone previously accepted pursuant to Section 6.1(b)), Blueprint shall notify QIAGEN of its dispute within the [***] day payment terms and provide sufficient detail for QIAGEN to investigate the issue.  Blueprint shall pay any

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portion of the invoice not in dispute within the original [***] day payment terms. The Parties shall work together in good faith to resolve payment disputes in a timely fashion.

(c)Late Payment Interest.  In the event Blueprint fails to pay an invoice according to the payment terms, and has not notified QIAGEN of a good faith dispute with such invoice, QIAGEN shall have the right to charge interest, commencing on the due date (inclusive) and ending on the actual payment date (exclusive). Interest shall be calculated based on the actual number of days in the interest period divided by 360. The interest rate per annum shall be equal to the [***] rate, fixed [***] prior to the due date and reset to the prevailing [***] rate in monthly intervals thereafter, plus a premium of [***].

(d)Suspended Performance.  If Blueprint fails to make an undisputed payment under a Project Schedule within [***] days after the date when due, then QIAGEN shall be entitled to provide Blueprint with [***] working days’ notice of its intention to suspend its performance under such Project Schedule until the due amount has been paid.

(e)Taxes.

(i)All agreed remunerations/fees are considered to be net of value added tax (hereinafter “VAT”). VAT will be due additionally as legally owed to the applicable jurisdiction, payable after receipt of a proper invoice, which meets all legal requirements according to the applicable VAT-law.

(ii)To the extent that the goods or services to be provided hereunder are subject to any sales, use, rental, personal property, or any other transaction or indirect taxes under law, payment of said taxes is Blueprint’s responsibility, subject to any applicable exemption entitlement.

(iii) Any Party required to make a payment (hereinafter the “Paying Party”) to the other Party (hereinafter the “Payee”) under this Agreement shall be entitled to deduct and withhold from the amount payable the withholding tax for which the Paying Party is liable under any provisions of tax law.  Any withheld tax shall be treated as having been paid by Paying Party to Payee for all purposes of this Agreement. Paying Party shall timely forward the tax receipts certifying the payments of withholding tax on behalf of Payee. In case Paying Party cannot deduct the withholding tax due to fulfillment completion of payment obligation by settlement or set-off, Payee will pay the withholding tax to Paying Party separately. If Paying Party failed to deduct withholding tax but is still required by tax law to pay withholding tax on account of Payee to the tax authorities, Payee shall assist Paying Party with regard to all procedures required in order to obtain reimbursement by tax authorities or, in case tax authorities will not reimburse withholding tax to Paying Party, Payee will immediately refund the tax amount.

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7.Confidentiality.

7.1.Use of Confidential Information.  In connection with this Agreement and individual Projects, the Parties anticipate that each Party will disclose Confidential Information to the other Party in order to facilitate the performance of their respective obligations thereunder (the “Purpose”). Therefore, each Party shall: (a) only use Confidential Information of the other Party for the Purpose, (b) maintain the disclosing Party’s Confidential Information in confidence using the same degree of care that it uses for its own Confidential Information of like importance, but in no event using less than reasonable care, and (c) not disclose or transfer any Confidential Information of the disclosing Party (or any materials which contain such Confidential Information), to any third party without the disclosing Party’s written consent; provided,  however, that disclosure shall be permitted to the receiving Party’s directors, officers, employees, advisors (including accountants, attorneys, consultants, and financial advisors), agents or subcontractors (and those of its Affiliates) who reasonably require such Confidential Information for the Purpose and who are bound by obligations of non-use and confidentiality with respect to such Confidential Information no less restrictive than the provisions of this Article 7. Notwithstanding the foregoing, Blueprint shall also be entitled to disclose the existence and terms of (x) this Agreement and (y) [***] on a need-to-know basis to any bona fide potential or actual: (i) [***] partners for a Blueprint Product; or (ii) sources of financing or acquirers of Blueprint or any investment banker, placement agent, accountant or other financial or legal advisor in connection with any such transaction, in each case ((i) or (ii)), to the extent necessary to [***] or to the extent [***];  provided that such third party is subject to a confidentiality agreement or other obligations of non-use and confidentiality no less restrictive than this Article 7 and that would reasonably be expected to prohibit any further disclosure of the [***] to any other third party (unless such data (A) is generally known to the public or becomes generally known without the recipient violating such obligations of non-use and confidentiality; (B) is in the recipient’s possession; (C) becomes known to the recipient through disclosure by sources other than the disclosing Party without such sources violating any confidentiality obligations to the a Party; (D) is independently developed by the recipient without reference to or reliance upon such data; or (E) is otherwise permitted pursuant to the terms and conditions of this Agreement); and provided, further, that Blueprint shall not disclose the financial terms of this Agreement to any potential or actual partner pursuant to Section 7.1 or potential or actual acquirer pursuant to Section 7.2, including, in either case, any financial or legal advisor acting on such Party’s behalf [***].  Any disclosures made pursuant to the foregoing Section 7.1(i) or Section 7.1(ii) shall not require QIAGEN’s prior written consent, unless the party to whom Blueprint is making such disclosure is a direct competitor of QIAGEN in the field of [***].  Notwithstanding the foregoing, when a Party is assigned any Intellectual Property pursuant to Article 9, all information included in such Intellectual Property will be deemed to be the Confidential

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Information of such assignee Party, even if such information was initially disclosed by the other Party.

7.2.Non-Confidential Information.  The obligations set forth in Section 7.1 shall not apply to any information that the receiving Party can demonstrate by competent proof: (a) was possessed by the receiving Party or any of its Affiliates prior to disclosure or development under this Agreement, (b) was developed by the receiving Party or any of its Affiliates independently from disclosure or development under this Agreement, (c) is now or becomes later publicly available other than by breach of this Agreement by receiving Party or any of its Affiliates, or (d) is available to the receiving Party or any of its Affiliates from a third party that is not legally prohibited from disclosing such information.

7.3.Compelled Disclosure.  In the event a receiving Party is compelled by legislative or judicial order to disclose the Confidential Information of the disclosing Party, the receiving Party shall take reasonable steps to give the disclosing Party sufficient prior notice in order to allow the disclosing Party an opportunity to contest such order at the request and expense of the disclosing Party.  In the event the receiving Party is ultimately required to disclose such Confidential Information, the receiving Party shall disclose only such portion of the Confidential Information that is required to be disclosed under the advice of its counsel, and will seek, at the disclosing Party’s request and expense, a protective order to protect the confidentiality of such Confidential Information.

7.4.SEC Filings.  To the extent a Party believes in its reasonable judgment and pursuant to advice from legal counsel that it is required to disclose the terms of this Agreement or an individual Project Schedule in a filing with the Securities and Exchange Commission (“SEC”), the Party intending to make such disclosure shall: (i) as promptly as reasonably practicable, provide the other Party with prior notice of the intended disclosure to the SEC and a draft of the intended disclosure for the other Party’s review and comment; (ii) incorporate the other Party’s reasonable requests to modify the draft disclosure (including without limitation, redactions of that Party’s Confidential Information); (iii) as promptly as reasonably practicable, provide the other Party with a copy of the relevant portions of any SEC comment letter or other written communication that expresses an objection by the SEC staff to any redaction or omission of information about, or specific terms or provisions of, the Agreement or Project Schedule from such filing, and (iv) before publicly disclosing such information or restoring the redacted terms or provisions in the disclosure, incorporate the other Party’s timely and reasonable requests to modify the draft disclosure (including without limitation, revised redacted terms or provisions in the disclosure) unless the Party believes in its reasonable judgment and pursuant to advice from legal counsel that any SEC comment letter or other written communication pursuant to clause (iii) or applicable law or regulation requires such disclosure.

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7.5.Initial Press Release.  Upon execution of this Agreement and any Project Schedule, either Party shall have the right to issue an initial press release announcing the execution of the relevant agreement; provided that any Party intending to issue an initial press release shall (a) provide the other Party with a reasonable opportunity to review and comment on a draft of the intended press release and (b) incorporate the other Party’s reasonable requests to modify such press release. Except as otherwise set forth in this Article 7, in the event that either Party wishes to disclose the terms of this Agreement or any Project Schedule, the Party wishing to make the disclosure shall: (a) provide the other Party a draft of such announcement at least fifteen (15) Business Days prior to its public release; and (b) incorporate any comments provided by the other Party relating to mention of its company or products in such announcement. Other than these initial press releases, neither Party may make (or have made on its behalf) any oral or written release of any statement, information, advertisement or publicity in connection with this Agreement or Project Schedule which uses the other Party’s name, symbols, or trademarks without the other Party’s prior written approval, which shall not be unreasonably withheld or delayed unless such release includes only those facts that were initially released in accordance with this Section 7.5.

7.6.Equitable Relief.  Each Party agrees that damages may not be an adequate remedy for breach of this Article 7 and that, accordingly, either Party shall be entitled to seek injunctive or other equitable relief to prevent disclosure of its Confidential Information.

7.7.Publications. Each Party shall have the right to publish, present or use Foreground Intellectual Property and/or any portion thereof that it Controls in furtherance of its publication objectives (a “Publication”). Blueprint will be responsible for and will control the timing and scope of any Publication of Blueprint Background Intellectual Property and Blueprint Foreground Intellectual Property. QIAGEN will be responsible for and control the timing and scope of any Publication of the QIAGEN Background Intellectual Property and QIAGEN Foreground Intellectual Property. Any Publications of the Joint Foreground Intellectual Property must be agreed and approved by all Parties. Furthermore, Blueprint shall not have the right to publish, present or use the QIAGEN Background Intellectual Property, QIAGEN Foreground Intellectual Property or any portion thereof for any Publication without QIAGEN’s prior written consent, and QIAGEN shall not have the right to publish, present or use the Blueprint Background Intellectual Property or Blueprint Foreground Intellectual Property or any portion thereof for any Publication without Blueprint’s prior written consent. Such Publication shall be subject to the provisions of this Agreement relating to confidentiality and non-disclosure. At least [***] days prior to submission for publication, the publishing Party shall submit to the other Party for review any proposed Publication that contains any Intellectual Property Controlled by the other Party. The other Party shall review the proposed Publication and provide its comments to the publishing Party within [***] days of receipt. The Parties agree that the non-publishing Party may request the proposed submission date to be delayed, and the publishing Party

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agrees to delay, by up to an additional [***] days in order to provide its comments or address concerns regarding the Publication. In addition, upon the other Party’s notice to the publishing Party that the other Party reasonably believes that one or more patent applications should be filed which relate to Foreground Intellectual Property Controlled by the other Party or Joint Foreground Intellectual Property prior to any Publication, the publishing Party shall delay the Publication until such patent application(s) have been filed, provided that the other Party will cooperate in expeditiously filing any such patent application(s), and provided, further, that any such delay of a Publication will not exceed [***] days from the date of such notice by the other Party to the publishing Party. If the other Party believes that any Publication contains Confidential Information or other proprietary information belonging to such Party, such Party will notify the publishing Party, and the publishing Party will remove all references to such Confidential Information or proprietary information prior to publication, presentation or use.

8.Data.

8.1.Assignment and License Back of Data.  All data and results (hereinafter “Data”), supplied to QIAGEN by Blueprint, or generated in any Clinical Trial (including, for example, all patient data), or generated by the Contract Laboratories for or on behalf of either or both Parties in the course of the Project under this Agreement, or generated by QIAGEN using the Materials shall be owned as follows:

(a)Blueprint shall own all “Clinical Data,” which is defined as all [***] in connection with or otherwise arising out of clinical studies of Blueprint Products conducted by either Party under the Project; all data, information, results and reports relating to patient populations, therapy and therapeutic efficacy, including clinical outcome data (i.e., any data related to the performance of the Blueprint Product (e.g., safety, toxicity, etc.)) derived from any Materials, all as generated by or on behalf of either Party or both Parties during the course of performing the Activities under the Project and Project Schedule for the QIAGEN IVD. QIAGEN, as far as it is in the legal position to do so, hereby assigns and agrees to assign all of its right, title and interest in and to such Clinical Data to Blueprint, and if it not in a legal position to so assign, QIAGEN hereby grants and agrees to grant to Blueprint an exclusive, worldwide, irrevocable, perpetual, fully paid-up license to use the Clinical Data for any purpose.  QIAGEN shall promptly provide to Blueprint copies of or access to all Clinical Data to which QIAGEN or its Affiliates have access, and all related supporting documentation, information, results and analyses with respect to QIAGEN’s Activities under a Project or Project Schedule, when and as such Clinical Data become available.

(b)Blueprint shall own all “Blueprint Biomarker Data,” which is defined as [***] relating to biomarkers (i) that are part of Blueprint Background Intellectual Property or (ii) that is generated by or on behalf of Blueprint or both Parties  during the course of performing the Activities under the Project and Project Schedule. In addition, Blueprint shall own all [***]

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relating to the Blueprint Product that is generated by or on behalf of either Party or both Parties during the course of performing the Activities under the Project and Project Schedule (the “Blueprint Product Data”). QIAGEN, as far as it is in the legal position to do so, hereby assigns and agrees to assign all of its right, title and interest in and to such Biomarker Data and Blueprint Product Data to Blueprint and if it not in a legal position to so assign, QIAGEN hereby grants and agrees to grant to Blueprint an exclusive, world-wide, irrevocable, perpetual, fully paid-up license to use the Blueprint Biomarker Data and Blueprint Product Data for any purpose. QIAGEN shall promptly provide to Blueprint copies of or access to all Blueprint Biomarker Data and Blueprint Product Data to which QIAGEN or its Affiliates have access, and all related supporting documentation, information, results and analyses with respect to QIAGEN’s Activities under a Project or Project Schedule, when and as such Blueprint Biomarker Data and Blueprint Product Data become available. Blueprint hereby grants and agrees to grant to QIAGEN a non-exclusive, world-wide, sub-licensable, non-transferable (except as permitted under Section 18.6) and royalty-free license to all Blueprint Biomarker Data described in clause (ii) of the first sentence of this Section 8.1(b) for any purpose.

(c)QIAGEN shall own all “QIAGEN Biomarker Data,” which is defined as [***] relating to biomarkers (i) that are part of QIAGEN Background Intellectual Property or (ii) that is generated by or on behalf of QIAGEN during the course of performing the Activities under the Project and Project Schedule. QIAGEN hereby grants and agrees to grant to Blueprint a non-exclusive, world-wide, sub-licensable, non-transferable (except as permitted under Section 18.6) and royalty-free license to all QIAGEN Biomarker Data described in clause (ii) of the first sentence of this Section 8.1(c) for any purpose.

(d)QIAGEN shall own all “Analytical Performance Data,” which is defined as all [***] that are related to the analytical performance of the QIAGEN IVD under the Project, which includes but is not limited to: data to support development and optimization of the QIAGEN IVD, data to support the limit of detection, limit of blank, accuracy, cross reactivity, reproducibility and stability (for clarification, Clinical Data and Biomarker Data are specifically excluded from Analytical Performance Data), all as generated by or on behalf of either Party or both Parties during the course of performing the activities under the Project and Project Schedule for the QIAGEN IVD.  QIAGEN shall be free to use the Analytical Performance Data for any purpose.  Blueprint, as far as it is in the legal position to do so, hereby assigns and agrees to assign all of its right, title and interest in and to such Analytical Performance Data to QIAGEN and if it not in a legal position to so assign, Blueprint hereby grants to QIAGEN an exclusive, world-wide, irrevocable, perpetual, fully paid-up license to use the Analytical Performance Data for any purpose.

(e)Blueprint hereby grants and agrees to grant to QIAGEN a non-exclusive, world-wide, royalty-free license and right of reference (i) to the Clinical Data, with the right to sublicense to QIAGEN’s Affiliates or any third party developing, obtaining Regulatory

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Approval for, manufacturing or selling the QIAGEN IVD under the Project on behalf of QIAGEN for the sole and limited purpose of, and only to the extent required to carry out its Activities under the Project, including subsequent Commercialization of the QIAGEN IVD developed within the Project for use with the Blueprint Product and (ii) to the Biomarker Data generated by QIAGEN or by Blueprint in the conduct of the Project, and patent rights Controlled by Blueprint claiming inventions embodied by such Biomarker Data, with the right to sublicense to QIAGEN’s Affiliates or any third party developing, obtaining Regulatory Approval for, manufacturing or selling any IVD in the Diagnostic Field for the sole and limited purpose of, and only to the extent required to carry out its Activities under the Project, including subsequent Commercialization of the QIAGEN IVD developed within the Project for use with the Blueprint Product. QIAGEN shall not use the Clinical Data or Biomarker Data for any purpose other than permitted in this Section 8.2 for as long as such Clinical Data or Biomarker Data constitutes Confidential Information.

(f)QIAGEN hereby grants Blueprint a non-exclusive license and right of reference to the Analytical Performance Data for the sole and limited purpose of, and only to the extent required to, carry out the Activities under the Project and research, develop and/or obtain Regulatory Approval for, make, have made, use, sell, offer for sale, import, export and commercialize Blueprint Products.  The license shall not be sub-licensable except to any of Blueprint’s Affiliates or any third party researching, developing, obtaining Regulatory Approval for, making, having made, using, selling, offering for sale, importing, exporting or commercializing the Blueprint Product, whether alone or in collaboration with Blueprint or any of its Affiliates.

(g)As between the Parties, all right, title and interest in and to the Materials is and shall remain the property of Blueprint.

9.Intellectual Property.

9.1.Background Intellectual Property.  Each Party acknowledges and agrees that the other Party Controls certain Background Intellectual Property that relates to that Party’s business or operations.  Each Party further acknowledges and agrees that Background Intellectual Property Controlled by the other Party shall, as between the Parties, remain the exclusive property of the other Party.

Each Party hereby grants and agrees to grant to the other Party a non-exclusive, world-wide, sub-licensable, non-transferable (except as permitted under Section 18.6) and royalty-free license (or, with respect to certain QIAGEN Background Intellectual Property, sublicense, as applicable) under its Background Intellectual Property to the extent such license is necessary for the other Party to carry out its Activities under the respective Project, including subsequent Commercialization by QIAGEN of the QIAGEN IVD developed in the respective Project for use with the respective Blueprint Product and subsequent Commercialization by Blueprint of the Blueprint Product with the QIAGEN

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IVD under this Agreement. For the avoidance of doubt, the Parties agree that the foregoing license does not provide QIAGEN have any right to promote or Commercialize a Blueprint Product or Blueprint have any right to promote or Commercialize an IVD or laboratory developed test.

Notwithstanding the foregoing, if Intellectual Property Controlled by a third party is included in the Background Intellectual Property of a Party, such Intellectual Property shall only be included into the license grant of this Section 9.1 paragraph 2, if (a) the other Party has committed in writing to comply with the relevant terms and conditions of the agreement with the third party and (b) if applicable, the Parties have agreed in writing on the allocation or sharing of any payment obligations towards the third party which may result from the other Party’s use of the third party’s Intellectual Property. Except as specified in any Project Schedule, the Parties agree that no sharing of any payment obligation is required with respect to any Intellectual Property Controlled by a third party that is included in either the QIAGEN Background Intellectual Property or the Blueprint Background Intellectual Property as of the Effective Date. In addition, if the relevant (license) agreement with such third party requires an allocation of Data and Foreground Intellectual Property or licenses deviating from Sections 9.2 and 9.3, (i) the Controlling Party shall inform the other Party hereof, (ii) upon request of the other Party to include such third party’s Intellectual Property into the license grant under this Section 9.1, and (iii) the Parties shall negotiate in good faith provisions deviating from Sections 9.2 and 9.3 and set them forth in writing. For the avoidance of doubt, the foregoing shall also apply to third party Intellectual Property in the meaning of Article 4.

9.2.Foreground Intellectual Property.   The Parties agree that any Foreground Intellectual Property shall be treated as follows:

(a)Blueprint Foreground Intellectual Property.  Blueprint shall exclusively own all right, title and interest in and to any Foreground Intellectual Property relating to [***] (hereinafter “Blueprint Foreground Intellectual Property”). Blueprint hereby grants and agrees to grant to QIAGEN a non-exclusive, world-wide, royalty-free license, with the right to sublicense, under the Blueprint Foreground Intellectual Property solely for carrying out the Activities under the respective Project, including subsequent Commercialization of a QIAGEN IVD developed within a Project for use with the respective Blueprint Product. In addition, with respect to Blueprint Foreground Intellectual Property specified in Section 9.2(a)(ii), Blueprint hereby grants to QIAGEN a non-exclusive, world-wide, royalty-free license, during the Term, in the Diagnostic Field, for the purpose of developing and Commercializing an IVD under any Schedule.

(b)QIAGEN Foreground Intellectual Property.  QIAGEN shall exclusively own all right, title and interest in and to any Foreground Intellectual Property relating to [***] (hereinafter “QIAGEN Foreground Intellectual Property”). QIAGEN hereby grants and agrees to

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grant to Blueprint a non-exclusive, world-wide, royalty-free license, with the right to sublicense, under the QIAGEN Foreground Intellectual Property for carrying out the Activities under the respective Project, including subsequent Commercialization of the Blueprint Product with the QIAGEN IVD.    For the avoidance of doubt, the Parties agree that the foregoing license may not be used by Blueprint to promote or Commercialize an IVD other than the QIAGEN IVD for use with the Blueprint Product or Blueprint Compound.

(c)Protection of either Party’s Foreground Intellectual Property. QIAGEN will inform Blueprint about any Blueprint Foreground Intellectual Property and Blueprint will inform QIAGEN about any QIAGEN Foreground Intellectual Property, in each case, without unreasonable delay after it has been conceived by its respective employees, agents or consultants. The Parties shall take all legally required steps to ensure and effect the allocation of the Foreground Intellectual Property as provided in Sections 9.2(a) and 9.2(b) at the sole expense of the Party owning the Foreground Intellectual Property according to Sections 9.2(a) and 9.2(b), and the other Party shall provide reasonable assistance and all necessary documentation and declarations to perfect the rights in the Foreground Intellectual Property (e.g., documents for proof of chain of title). In furtherance of the foregoing, QIAGEN hereby assigns to Blueprint all of its right, title and interest in any Blueprint Foreground Intellectual Property, and Blueprint hereby assigns to QIAGEN all of its right, title and interest in any QIAGEN Foreground Intellectual Property.  Blueprint shall be responsible for the preparation, filing, prosecution and maintenance of the Blueprint Foreground Intellectual Property and Joint Foreground Intellectual Property. QIAGEN shall be responsible for the preparation, filing, prosecution and maintenance of the QIAGEN Foreground Intellectual Property.

(d)Defense and Enforcement. QIAGEN shall have the right, but no obligation, to control, enforce, and defend worldwide, at its own expense, Intellectual Property rights in QIAGEN Background Intellectual Property and QIAGEN Foreground Intellectual Property. Blueprint shall have the right, but no obligation, to control, enforce, and defend worldwide, at its own expense, Intellectual Property rights in Blueprint Background Intellectual Property and Blueprint Foreground Intellectual Property. With respect to any Joint Foreground Intellectual Property, the Parties will promptly thereafter consult and cooperate to determine a course of action, which may include, without limitation, the commencement of legal action by any or all of the Parties to terminate or otherwise address such infringement, misappropriation or misuse, and/or to defend the Joint Foreground Intellectual Property.

(e)Patent Term Restoration. The Parties agree to cooperate and to take reasonable actions to maximize the protections available under the safe harbor provisions of 35 U.S.C. 103(c) for United States patents and patent applications. The Parties shall cooperate with each other, including without limitation to provide necessary information and assistance as

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another Party may reasonably request, in obtaining patent term restoration or supplemental protection certificates or their equivalents in any Market where applicable to the Foreground Intellectual Property.

9.3.Trademarks

(a)The Parties shall be responsible for the selection, registration and maintenance of their respective Blueprint Trademarks and QIAGEN Trademarks which they employ in connection with the marketing, sale or distribution of their products (i.e., the Blueprint Products and the QIAGEN IVD). The Parties shall own and control their respective Trademarks and pay all relevant costs thereto.

(b)Blueprint shall have the sole right to select the Blueprint Trademarks and shall own and retain all right, title and interest in and to such Blueprint Trademarks, and all goodwill associated with or attached to the Blueprint Trademarks arising out of the use thereof by Blueprint, its Affiliates and third party licensees shall inure to the benefit of Blueprint. Only Blueprint will be authorized to initiate at its own discretion legal proceedings against any infringement or threatened infringement of the Blueprint Trademarks.

(c)Blueprint shall be responsible for the registration, hosting, maintenance and defence of the Blueprint Domain Names. For the avoidance of doubts, Blueprint is allowed to register such Domain Names in its own name, to host on its servers, maintain and defend these Domain Names and use them for websites.

(d)QIAGEN shall have the sole right to select the QIAGEN Trademarks and shall own and retain all right, title and interest in and to such QIAGEN Trademarks, and all goodwill associated with or attached to the QIAGEN Trademarks arising out of the use thereof by QIAGEN, its Affiliates and third party licensees shall inure to the benefit of QIAGEN. Only QIAGEN will be authorized to initiate at its own discretion legal proceedings against any infringement or threatened infringement of the QIAGEN Trademarks.

(e)QIAGEN shall be responsible for the registration, hosting, maintenance and defence of the QIAGEN Domain Names. For the avoidance of doubts, QIAGEN is allowed to register such Domain Names in its own name, to host on its servers, maintain and defend these Domain Names and use them for websites.

(f)The Parties recognize the exclusive ownership of each other Party’s Trademarks, logotype or trade dress furnished by such Party for use in connection with the marketing, sale or distribution of their respective products as defined in this Agreement. The Parties shall not, either while this Agreement is in effect, or at any time thereafter, register, use or challenge or assist others to challenge each other Party’s Trademarks, logotype and trade dress furnished by each Party for use in connection with the marketing of the products as defined in this Agreement or attempt to obtain any right in or to any such name, logotype, trademarks or trade dress confusingly similar for the marketing of the products as defined

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in this Agreement or any other goods and products, notwithstanding that such goods or products have a different use or are dissimilar to the products as defined in this Agreement.

(g)Each Party hereby grants and agrees to grant to the other Party a non-exclusive, world-wide, sub-licensable, non-transferable (except as permitted under Section 18.6) and royalty-free license under its Trademarks relevant for a Project to the extent such license is necessary for the other Party to carry out its Activities under the respective Project, including subsequent Commercialization by QIAGEN in accordance with Article 13 of this Agreement of the QIAGEN IVD developed in the respective Project for use with the respective Blueprint Product and subsequent Commercialization by Blueprint of the Blueprint Product with the QIAGEN IVD under this Agreement.

9.4.Notice of a Third Party’s Claim of Intellectual Property Infringement. During a Project, the Parties will promptly notify each other of any claim by a third party of which it becomes aware alleging that the Development or Commercialization of the Blueprint Compound or QIAGEN IVD may or does infringe any Intellectual Property right Controlled by a third party.

9.5.Third Party Intellectual Property Licenses

(a)Licenses Relevant for the Blueprint Compound. For the avoidance of doubt, Blueprint  shall be solely responsible, at its own discretion and expense, for obtaining and maintaining any other licenses or other rights to access or use any other third party Intellectual Property that is necessary for the development, manufacture, use or Commercialization of any Blueprint Product alone or, except to the extent described in Section 9.5(b), in combination with the QIAGEN IVD, including but not limited to treatment decisions derived from a diagnostic result and/or patient selection and/or stratification. QIAGEN agrees to cooperate reasonably with Blueprint to assist Blueprint’s acquisition of any licenses that it is obligated to obtain pursuant to Section 9.5(a); [***].

(b)Licenses relevant for the QIAGEN IVD.    QIAGEN shall have the option, but not the obligation, at its own discretion and expense, for obtaining and maintaining any licenses or other rights to access or use any third party Intellectual Property related solely to: [***]. In the event QIAGEN does not elect to obtain any such license within [***] days of first becoming aware of such third party Intellectual Property, Blueprint will have the right, but not the obligation, to obtain and maintain any such license.

(c)Licenses relevant to Biomarkers. Each Party shall have the option, but not the obligation, to obtain and maintain any licenses or other rights to access or use any third party Intellectual Property related to diagnostic use of a biomarker to the extent necessary for the development, manufacture, use or Commercialization by such Party of any product; provided that all such licenses or other rights entered into by such Party will be non-exclusive.

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10.Clinical Trials.

10.1.QIAGEN Responsibilities. QIAGEN will develop the QIAGEN IVD for use as a companion diagnostic for the Blueprint Product and shall be responsible for (a) any testing of patient samples from the corresponding Clinical Trial with the QIAGEN IVD and (b) any other Activities related to the corresponding Clinical Trial with the QIAGEN IVD, in each case, as described in the applicable Project Schedule. QIAGEN shall conduct all such Activities for which it is responsible pursuant to this Section 10.1 as described under 21 C.F.R. § 812 and in accordance with the applicable Project Schedule.  QIAGEN will bear responsibility for meeting all applicable regulatory requirements for the development and manufacture of the QIAGEN IVD in the United States and in any other Markets in which the QIAGEN IVD is used as part of a Clinical Trial. QIAGEN will promptly provide to Blueprint notice and a description of material progress and developments under all such clinical studies.

10.2.Blueprint Responsibilities. Blueprint will have sole responsibility for the control and direction of the conduct of all Clinical Trials for each Blueprint Product, including through the use of contract research organizations, in its sole discretion. Other than those Clinical Trials that are to be performed in whole or in part by QIAGEN pursuant to a Project Schedule, the conduct of all Clinical Trials by Blueprint will not be governed by or included within the scope of this Agreement.

11.Regulatory Matters.  In the applicable Project Schedule, the Parties shall agree to the jurisdictions in which QIAGEN is required to seek Regulatory Approval for the QIAGEN IVD.  QIAGEN will be the sponsor of, and bear all responsibility for the submission of, all PMAs required for the QIAGEN IVD, as set forth in the Project Schedule and with reasonable cooperation and support from Blueprint as appropriate. QIAGEN shall have the primary responsibility to make regulatory submissions and shall remain solely responsible for all interactions with Regulatory Authorities, but shall (a) reasonably consult with Blueprint as to the portions of the submission that refer to the Blueprint Product, (b) incorporate all of Blueprint’s reasonable comments on such submissions that refer to the Blueprint Product and (c) shall keep Blueprint reasonably informed regarding the status and progress of all regulatory activities regarding obtaining Regulatory Approval of the QIAGEN IVD, including as promptly as reasonably practicable, providing Blueprint with a copy of all material written correspondence (including final meeting minutes) and informing Blueprint of all material verbal communications from or to any Regulatory Authority involving obtaining Regulatory Approval of the QIAGEN IVD or any regulatory submission contemplated by this Agreement.  In addition, QIAGEN shall provide Blueprint with a copy of all final regulatory submissions (or applicable portions thereof), filings or other material documentation provided from or to any Regulatory Authority as contemplated by this Agreement that refer to the Blueprint Product, after submission to the relevant Regulatory Authority and promptly inform Blueprint regarding the receipt or

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denial of Regulatory Approval for the use of the QIAGEN IVD in connection with the Blueprint Product. In addition QIAGEN will, at Blueprint’s request, permit Blueprint to participate with QIAGEN in preparations for any substantive correspondence, communications or meetings with Regulatory Authorities and participate in and observe those portions of any substantive correspondence, communications or meetings with Regulatory Authorities, in each case, where the anticipated focus of such correspondence, communication or meeting is related to use of the QIAGEN IVD in connection with a Blueprint Product, to the extent permitted by any applicable law.

12.Manufacture and Supply of IVDs.

12.1.QIAGEN Responsibilities. QIAGEN shall be solely responsible for the manufacture of, and shall use Commercially Reasonable Efforts to manufacture, QIAGEN IVDs. QIAGEN shall manufacture the QIAGEN IVDs in compliance with cGMP requirements. Until [***] of a QIAGEN IVD, QIAGEN shall ensure that [***] supplies of the QIAGEN IVD (or prototypes) and all other components of the QIAGEN IVD Platform are each made available to Blueprint, any Contract Laboratories and any Clinical Trial sites, in each case according to the terms set forth in Section 5.2(c) and the Project Schedule. Subject to receiving sufficient notice of required quantities from Blueprint, QIAGEN shall ensure that it maintains [***] inventories of each component of the QIAGEN IVD Platform as is necessary for the complete conduct of the Clinical Trials of the applicable Blueprint Product. QIAGEN shall be responsible for the transfer of the QIAGEN IVD or the prototypes thereof, and all other components of the QIAGEN IVD Platform, to the Contract Laboratories and, to the extent necessary, any Clinical Trial sites involved in the Clinical Trials (provided that [***]). Within [***] prior to launch of a Blueprint Product, with [***] advance written notice by Blueprint of such launch, QIAGEN will build up and maintain [***] an inventory of QIAGEN IVDs which shall be [***] to satisfy the Commercialization requirement, and will ensure that all other components included in the QIAGEN IVD Platform are [***] to satisfy such Commercialization requirement.  The Parties will work together in good faith in advance of such launch to determine quantities of QIAGEN IVDs necessary for launch and ongoing Commercialization of a Blueprint Product.

12.2.Security of Supply. QIAGEN will take the following actions to minimize the risk of an Inability to Supply occurring:

(a)Alternate Manufacturing Facilities and Manufacturers.  Exhibit A sets forth QIAGEN’s business continuity plan for supplying the QIAGEN IVD for both the Clinical Trials and during Commercialization.

(b)Safety Stock.  QIAGEN shall use its [***] ensure that it maintains [***] inventories of the QIAGEN IVD (including the various components within the QIAGEN IVD Platform that are manufactured by QIAGEN) as is necessary for (i) [***], and (ii) [***].  QIAGEN shall

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be responsible for the transfer of the QIAGEN IVD or the prototypes thereof to the Contract Laboratories involved in any such Clinical Trials at Blueprint’s expense.

13.Commercialization of the QIAGEN IVD.

13.1.General Principles. The Parties agree that the ultimate goal of each Project conducted under this Agreement is the manufacture and Commercialization of a QIAGEN IVD used in connection with the Blueprint Product. The determination of whether and to what extent and in which countries or territories the Blueprint Product shall be Commercialized shall be within Blueprint’s sole discretion. To the extent that Blueprint desires that QIAGEN conduct additional Commercialization activities beyond those activities that [***], then such additional Commercialization activities will be outlined in the Commercialization Project Schedule. To the extent Blueprint Commercializes a Blueprint Product in certain countries or territories, within a reasonable notification period QIAGEN shall Commercialize the corresponding QIAGEN IVD and shall supply all other components in the QIAGEN IVD Platform in each [***], and shall, subject to Section 13.2, Commercialize such QIAGEN IVD and supply all other components in the QIAGEN IVD Platform in such other markets to the extent set forth in this Agreement and the applicable Project Schedule.

13.2.Commercialization Obligations. QIAGEN shall, and shall be responsible to, manufacture and Commercialize or have manufactured and Commercialized by an authorized subcontractor the QIAGEN IVD according to the terms and conditions herein. Within the timeframe set forth in the relevant Project Schedule, QIAGEN shall prepare and the Parties (acting through the JSC) shall agree upon commercialization activities relating to the launch, marketing and sale of the QIAGEN IVD in the Markets in accordance with its customary commercial practices, and QIAGEN shall be responsible to manufacture and Commercialize or have manufactured and commercialized the QIAGEN IVD and to supply all other components in the QIAGEN IVD Platform according to such Commercialization activities and its customary commercial practices for a product of a similar net present value and potential market value in the Markets identified in a Project Schedule. At least [***] prior to the commercial launch of the Blueprint Product in a given Market, QIAGEN shall use Commercially Reasonable Efforts: (a) to ensure the [***] availability of the QIAGEN IVD Platform for purchase in the Markets for use in connection with the initiation and ongoing treatment of patients with the Blueprint Product in accordance with forecasts to be provided by Blueprint and (b) to seek any necessary reimbursement approvals for the QIAGEN IVD from Governmental Authorities and other third party payors in each of the [***] (provided that [***]). With respect to each [***], QIAGEN shall at all times keep the QIAGEN IVD commercially available if the labelling for the Blueprint Product in such [***] requires that an IVD be administered to a potential patient prior to a physician prescribing the applicable Blueprint Product. With respect to any Market that is not a [***], QIAGEN shall provide Blueprint with [***] written notice prior to the anticipated

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commercial launch of the Blueprint Product in the event that QIAGEN reasonably determines that it is not commercially reasonable to Commercialize the QIAGEN IVD in such Market, which notice shall include a detailed summary of the basis therefor. During such [***] period, QIAGEN shall use Commercially Reasonable Efforts to procure alternative channels of distribution and make available or procure the making available of the QIAGEN IVD in such quantities and upon commercially reasonable terms in each case as necessary to [***] enable Blueprint to market the Blueprint Product in conjunction with the QIAGEN IVD.

13.3.Diagnostics Reimbursement.  In the event QIAGEN conducts Activities relating to health insurance reimbursement for the QIAGEN IVD, such Activities shall be outlined in a Commercialization Project Schedule and to the extent these Activities are agreed by the Parties to be performed at QIAGEN’s sole cost and expense, then QIAGEN shall have discretion as to the conduct and scope of such Activities, provided that, [***], it shall price the QIAGEN IVD [***]. To the extent Blueprint requests additional reimbursement Activities beyond those outlined in the applicable Commercialization Project Schedule, [***].

13.4.Medical Affairs Activities. In the event the Parties agree to conduct Activities relating to medical affairs activities for the QIAGEN IVD, such Activities shall be outlined in a Commercialization Project Schedule with reasonable timelines agreed by QIAGEN and shall be at QIAGEN’s sole cost and expense.

14.Governance.

14.1.Joint Steering Committee. Within [***] days after the execution of a Project Agreement, the Parties shall form a Joint Steering Committee (the “JSC”) to facilitate the transfer of information and coordinate processes related to the development, Regulatory Approval and Commercialization of the Blueprint Product and the QIAGEN IVD being the subject of the relevant Project Agreement. The JSC shall be composed of three representatives appointed by each Party, at least two (2) of whom shall be different than members of the JPT. Each representative shall be appointed (and may be replaced at any time) by a Party upon prior written notice to the other Party. These representatives shall have appropriate experience, knowledge, and ongoing familiarity with the Projects in their then current phases.

14.2.Responsibilities.  The JSC’s responsibilities shall include, but not be limited to, the following functions:

(a)Facilitating the transfer of information and data related to the Development, Commercialization and Regulatory Approval process;

(b)Approval of the scope and content of additional Project Schedules, including any amendments, modifications or changes to Project Schedules (including, without limitation, any amendments, modifications or changes to budgets or timelines set forth therein)

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(provided that final approval and execution of each such agreement remains subject to the discretion of the authorized representatives of each Party);

(c)Approvals or determinations with respect to any matters escalated to the JSC by the JPT pursuant to Section 14.5(f);

(d)Determining the strategy for any substantive correspondence, communications or meetings with Regulatory Authorities;

(e)Facilitating the cooperation of the Parties, when requested, to provide information and support;

(f)Facilitating coordinated interpretation of data;

(g)Coordination of planned marketing activities; and

(h)Taking such other actions as may be specifically allocated to the JSC by the Parties from time to time.

Except as set forth in Section 14.2(b), Section 14.2(c) and Section 14.2(d), the JSC shall, however, not have any decision-making authority.

14.3.Meetings.  The JSC shall meet (either in person, telephonically or via video conference) not less than twice per year or at such greater frequency as agreed by the respective committee members. Meetings of the JSC shall be at such locations as the Parties agree.  Additional representatives of the Parties may from time to time be invited to attend JSC meetings, subject to the other Party’s prior consent which shall not be unreasonably withheld.  The chair of the JSC shall alternate between a representative of Blueprint and a representative of QIAGEN. All decisions require the approval of a majority of each Party’s representatives to the JSC.

14.4.Joint Project Team.

Within [***] days after execution of a Project Agreement the Parties will, in addition to the JSC, form a joint project team (the “Joint Project Team” or “JPT”), which shall be responsible to facilitate the operational tasks and provide updates on the status of the Development Project.  Members of the JPT can include but shall not be limited to representatives with expertise in research biology, translational medicine, clinical, regulatory, and/or product development. Each Party will designate a representative as JPT Lead.  Such JPT shall meet, either in person, via telephone or video conferences, on a regular basis, however, at least once per month.

14.5.Joint Project Team Responsibilities.  The JPT’s primary responsibilities shall include, but shall not be limited to, the following functions or roles:

(a)Serving as technical lead and principal point of contact for all matters related to the Project Schedule;

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(b)Overseeing project planning and progress and coordinating all activities related to the Project Schedule;

(c)Recommending updates to the Project Schedule including tactics and risk mitigation to the JSC;

(d)Leading meetings (at least monthly) to facilitate review and coordinated interpretation of data, information sharing, and timeline monitoring;

(e)Preparing for any substantive correspondence, communications or meetings with Regulatory Authorities and coordinating with the JSC with respect to the strategy for such correspondence, communications or meetings; and

(f)Facilitating issue resolution at the Team level and escalating issues to the JSC.

14.6.Joint Commercialization Committee.

At least [***] prior to the commercial launch of the QIAGEN IVD, the Parties will form a joint commercialization team (the “Joint Commercialization Committee” or “JCC”). The JCC will [***] discuss a coordinated approach for the sales and marketing of the QIAGEN IVD and Blueprint Product. Such JCC shall be constituted and shall operate as the JSC determines and as may be outlined in the Project Schedule.  In addition, the JCC shall be responsible for: (a) facilitating the transfer of information and coordination of processes related to the Commercialization of the Blueprint Product and QIAGEN IVD; (b) reviewing each Commercialization Schedule prior to submission to the JSC for approval; (c) coordinating planned sales and marketing activities, including launch strategies for the Markets, sales force activities, marketing strategies, alignment of package inserts, instructions for use, data sheets, marketing material, publications, training activities, reimbursement strategies, sharing of market research information and use of advisory boards/key opinion leaders; and (d) forecasting and measuring sales and distribution data to ensure adequate supply of the QIAGEN IVD in each Market.

15.Termination.

15.1.Termination without Cause. Blueprint may terminate this Agreement or a Project Schedule for any Project, for any reason or no reason, at any time upon (a) thirty (30) days’ prior written notice if such termination is due to Blueprint’s cessation of further development of a Blueprint Product and (b) one hundred twenty (120) days’ prior written notice to QIAGEN in the event of any other termination.

15.2.Termination For Cause.

(a)Either Party may terminate this Agreement upon thirty (30) days’ notice if the other Party commits a material breach of the Agreement and fails to cure such breach within the notice period.  For clarity, a breach that is specific to a Project shall not serve to terminate this Agreement, but shall be addressed as set forth below.

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(b)Either Party may terminate a Project Schedule or Commercialization Project Schedule, as the case may be, upon thirty (30) days’ notice if the other Party commits a material breach of the Project Schedule and fails to cure such breach within the notice period.

(c)Either Party may terminate this Agreement and any Project Schedules immediately by written notice to the other Party, if the other Party becomes insolvent, makes or has made an assignment for the benefit of creditors, is the subject of proceedings in voluntary or involuntary bankruptcy instituted on behalf of or against it (except for involuntary bankruptcies which are dismissed within ninety (90) days) or has a receiver or trustee appointed for substantially all of its property.

15.3.Effects of Termination For Cause by Blueprint.

In the event of a termination for cause by Blueprint under Section 15.2,  with regard to the terminated Project(s):

(a)the Parties shall promptly meet to prepare a close-out Project Schedule;

(b)any intellectual property licenses granted by either Party under this Agreement shall terminate upon the effective date of such termination.  For clarification, the licenses to Data under Section 8.1 shall survive any expiration or termination of this Agreement or a Project;

(c)Blueprint shall make a final payment to QIAGEN for: (i) any project-specific inventory of the QIAGEN IVD maintained in accordance with this Agreement to the extent that QIAGEN is unable to use such inventory for other commercial purposes; and (ii) any pass-through costs that were already paid, or ordered and unable to be cancelled by QIAGEN pursuant to the Project Schedule or as otherwise authorized by Blueprint; provided that QIAGEN provide to Blueprint documentation evidencing to Blueprint’s reasonable satisfaction that such costs were already paid, or are uncancellable.

(d)Subject to Blueprint compensating QIAGEN for the financial obligations set forth in Section 15.3(c), if requested by Blueprint, QIAGEN shall fully cooperate with Blueprint, at Blueprint’s reasonable request and expense to develop and implement a wind-down plan for the Project(s) including, where appropriate, [***] transition under the terms and conditions set forth in this Agreement, [***].  For clarification, [***] shall include [***] and shall in any case include [***] to Blueprint, [***] of the regulatory documentation and to the extent QIAGEN is able, any marketing authorizations for the QIAGEN IVD and all other QIAGEN documentation supporting the QIAGEN technology and QIAGEN IVD Platform in sufficient detail as necessary to enable the manufacture and marketing by Blueprint [***] of a QIAGEN IVD meeting [***] specifications as those set forth in the relevant Project and shall and hereby does include a non-exclusive, world-wide, license to: QIAGEN’s Background Intellectual Property, QIAGEN Foreground Intellectual Property (under the Control of QIAGEN); all as specifically related to and necessary for the

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research, develop and/or obtain Regulatory Approval for, make, have made, use, sell, offer for sale, import, export and commercialize of an IVD meeting [***]  specifications as those set forth in the relevant Project Schedule. The foregoing license shall be sub-licensable [***], provided that Blueprint may [***]  All sub-licenses by Blueprint shall be “first-tier,” meaning the sublicensee shall have no further right to sublicense.  In addition, the foregoing license to Blueprint shall be fully paid-up and royalty-free as between Blueprint and QIAGEN and its Affiliates, but to the extent the license includes any third party intellectual property under the Control of QIAGEN, the license to which imposes a royalty obligation to such third party, Blueprint shall be responsible for payment of such royalties pursuant to its terms and in cooperation with QIAGEN; and

(e)Blueprint shall have the right to issue a last order within [***] days as of the effective date of termination and QIAGEN shall transfer to Blueprint, within the normal lead time for the quantity ordered after receipt of such last order from Blueprint, the quantities of QIAGEN IVDs as ordered by Blueprint to enable Blueprint to complete the respective Clinical Trial(s), whereas Blueprint shall pay for such QIAGEN IVDs [***].

15.4.Effects of Termination Without Cause by Blueprint or For Cause by QIAGEN.

In the event of a termination without cause by Blueprint under Section 15.1 or of a termination for cause by QIAGEN under Section 15.2, with regard to the terminated Project(s):

(a)the Parties shall promptly meet to prepare a close-out Project Schedule;

(b)Blueprint shall make a final payment to QIAGEN for: (i) a pro rata portion of any future Milestone payments where work was properly performed toward the agreed milestone(s) prior to the date of the termination notice; (ii) any project-specific inventory of the QIAGEN IVD maintained in accordance with this Agreement to the extent that QIAGEN [***]; and (iii) any pass-through costs that were already paid, or ordered and unable to be cancelled, by QIAGEN pursuant to the Project Schedule or as otherwise authorized by Blueprint;

(c)any intellectual property licenses granted by either Party under this Agreement shall terminate upon the effective date of such termination.  For clarification, the licenses to Data under Section 8.1 shall survive any expiration or termination of this Agreement or a Project; and

(d)Blueprint shall reimburse QIAGEN’s costs in winding down the Project and reallocating employees, which shall be calculated as follows:  An amount equal to the number of QIAGEN personnel who were actively engaged in performing Activities in support of the Development Project at the time of termination, multiplied by the percentage of their time allocated to the Development Project at that time, multiplied by a daily FTE rate of [***] for the period of Business Days from the date of notice of termination until the date the

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QIAGEN personnel are reallocated to other activities or projects, not to exceed [***] days regardless of whether such termination is due to Blueprint’s cessation of further development of a Blueprint Product or for any other termination without cause by Blueprint pursuant to Section 15.1 or for cause by QIAGEN pursuant to Section 15.2; [***].

15.5.Return of Materials and Confidential Information. At the earlier of completion or termination of a particular Project (or this Agreement as a whole), and except as otherwise permitted herein, each Party shall destroy, or return at the other Party’s expense and election, Materials and Confidential Information of the other Party.  A Party may retain one copy of Confidential Information of the other Party for the purpose of evidence.  The return or destruction of Materials and Confidential Information will not affect the receiving Party´s obligation to observe the non-use and confidentiality restrictions set out in this Agreement.  The provisions of this Section 15.5 shall not apply to copies of electronically exchanged Confidential Information made as a matter of routine information technology backup and to Confidential Information or copies thereof which must be stored by the receiving Party according to provisions of mandatory law.

15.6.Survival.  Termination or expiration of this Agreement will not relieve either Party of any liability which accrued hereunder prior to the effective date of such termination, nor preclude either Party from pursuing all rights and remedies it may have hereunder at law or in equity with respect to any breach of this Agreement, nor prejudice either Party’s right to obtain performance of any obligation arising hereunder.  Section 1.1 (Definitions), Section 4.5 (Financial Records), Article 6 (Financial Terms), Article 7 (Confidentiality), Section 8.1 (Assignment and License Back of Data), Article 9 (Intellectual Property), Article 15 (Termination), Article 16 (Warranties and Disclaimers), Article 17 (Indemnification, Liability and Insurance) and Article 18 (Miscellaneous) shall survive any termination or expiration of this Agreement.  In addition, any other provisions which by their nature are understood to survive the termination or expiration of this Agreement shall so survive.

16.Warranties and Disclaimers.

16.1.General Warranties.  Each Party hereby represents and warrants to the other Party as of the Effective Date that: (a) it is a corporation duly organized, validly existing, and in good standing under applicable laws, rules and regulations, (b) it has obtained all necessary consents, approvals and authorizations of all governmental authorities (both inside and outside the Markets) and other persons required to be obtained by it in connection with this Agreement, (c) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part, and (d) it has, to its knowledge, the right to grant the applicable rights and licenses provided for under this Agreement.

16.2.No Inconsistent Agreements.  Each Party hereby represents, warrants and covenants to the other Party that during the Term of a Project it will not grant or convey to any third party

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any right, license or interest in any Intellectual Property that is inconsistent with the rights and licenses expressly granted to the other Party under this Agreement with respect to the relevant Project.

16.3.No Debarment or Prohibited Payments. Each Party hereby certifies that it will not employ or otherwise use and has not employed or used in any capacity the services of any person (a) debarred by, or (b) to the best of the respective Party’s knowledge, currently subject to a debarment procedure by the FDA under Title 21 United States Code Section 335a or any other competent authority in performing any activities under this Agreement.  Each Party further represents and warrants that in connection with the subject matter of this Agreement: (i) none of its employees, agents, officers or directors is a Foreign Official as defined in the U.S. Foreign Corrupt Practices Act, (ii) it will not make, accept or request any payment, either directly or indirectly, of money or other assets to any third party where such payment would constitute violation of any law, including the U.S. Foreign Corrupt Practices Act and the UK Bribery Act 2010, (iii) regardless of legality, it shall neither make, accept nor request any such payment for the purpose of improperly influencing the decisions or actions of any third party, and (iv) it shall report any suspected or actual violation of this Section 16.3 to the other Party upon becoming aware of the same.

16.4.Compliance.

(a)Each Party shall perform all work performed as part of the contractual relationship with the other Party in a manner consistent with all applicable laws and regulations, including, but not limited to, all applicable anti-bribery and antitrust laws.  To the extent related to this Agreement, each Party represents and warrants that it has not made or provided, and will not make or provide, any payment or benefit, directly or indirectly, to government officials, customers, business partners, healthcare professionals or any other person in order to secure an improper benefit or unfair business advantage, affect private or official decision-making, affect prescription behaviour, or induce someone to breach professional duties or standards.

(b)Each Party will immediately report to the other Party in writing any suspected or detected violation of the above principles in connection with the other Party’s business and, in such cases, will cooperate fully with the other Party in reviewing the matter.  In the event that a Party believes, in good faith, that the other Party has violated any of the above principles; then such Party shall have the unilateral right to terminate the contractual relationship with the other Party with immediate effect.

(c)During the Term and for the one (1) year period following the termination or expiration of this Agreement, each Party through a mutually agreeable, independent third party auditor, upon reasonable advance notice to and at the auditing Party’s sole expense, shall have the right during normal business hours to examine and review such books, records, and other documents and materials, except individual salary information, for the sole purpose of

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verifying whether the other Party has complied with the compliance obligations stated in this Section 16.4.

16.5.Disclaimers. THE REPRESENTATIONS AND WARRANTIES SET FORTH ABOVE ARE IN LIEU OF ANY AND ALL OTHER WARRANTIES AND REPRESENTATIONS, EXPRESS, IMPLIED, OR STATUTORY, AND EACH PARTY HEREBY DISCLAIMS ANY AND ALL WARRANTIES OR REPRESENTATIONS, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR FOR NON-INFRINGEMENT OF A PATENT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHTS.

17.Indemnification, Liability and Insurance.

17.1.Indemnification by QIAGEN.  QIAGEN shall defend, indemnify and hold harmless each of Blueprint, its Affiliates and their respective directors, officers, employees and agents, together with the successors and assigns of any of the foregoing (each, a “Blueprint Indemnitee”) from and against any and all third party claims, suits, actions, demands or judgments (collectively, “Claims”) and any and all resultant liabilities, damages, settlements, penalties, fines, costs or expenses (including reasonable attorneys’ fees) (“Liabilities”) to the extent that such Claims and Liabilities arise out of, or in connection with: (a) a QIAGEN Indemnitee’s negligence or willful misconduct, (b) a QIAGEN Indemnitee’s violation of applicable law, rule or regulation, (c) the breach by QIAGEN of any of its representations, warranties and/or covenants under Article 16 or any Project Schedule, (d) personal injury or death caused by QIAGEN’s [***] of the Materials in violation of this Agreement, (e) personal injury or death caused by the defective design or manufacture of a QIAGEN IVD hereunder and (f) the infringement of third party Intellectual Property as a result of the manufacture or Commercialization of any QIAGEN IVD (other than [***]); provided, however, that QIAGEN’s obligations under this Article 17 shall be excused to the extent that such Liabilities arise out of a Claim to which a QIAGEN Indemnitee is entitled to indemnification under Section 17.2.

17.2.Indemnification by Blueprint.  Blueprint shall defend, indemnify and hold harmless each of QIAGEN, its Affiliates, and their respective directors, officers, employees and agents, together with the successors and assigns of any of the foregoing (each, a “QIAGEN Indemnitee”) from and against any and all Claims and Liabilities that arise out of: (a) a Blueprint Indemnitee’s negligence or willful misconduct, (b) a Blueprint Indemnitee’s violation of applicable law, rule or regulation, (c) the breach by Blueprint of any of its representations, warranties and or covenants under Article 16 or any Project Schedule, and (d) personal injury or death caused by the defective design or manufacture of a Blueprint Product, (e) [***] occurring in connection with the Clinical Trials of a Blueprint Product, and (f) the infringement of third party Intellectual Property as a result of the manufacture

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or Commercialization of any Blueprint Product [***]; provided, however, that Blueprint’s obligations under this Section 17.2 shall be excused to the extent that such Liabilities arise out of a Claim to which a Blueprint Indemnitee is entitled to indemnification under Section 17.

17.3.Procedure.  A Party seeking indemnification or reimbursement hereunder shall give the other Party prompt written notice of any such claim or law suit (including a copy thereof) served upon it and shall fully cooperate with the indemnifying Party and its legal representatives in the investigation of any matter the subject of indemnification.  The indemnified Party shall have no right to tender an appearance in the proceedings.  The indemnifying Party shall have full control over the proceedings, including but not limited to, selection of counsel to tender appearance for the indemnifying Party and for the indemnified Party.  The indemnified Party shall promptly sign any and all reasonably necessary documents for the selection of counsel, such as a joint defense agreement, and shall not unreasonably withhold its consent to conflict waivers.  The indemnified Party’s attorney’s fees shall be limited to those necessary for complying with the indemnifying Party’s requests for support that necessarily call for the use of the indemnified Party’s counsel (e.g., preparing a witness for deposition).  The Party seeking indemnification shall not unreasonably withhold its approval of the settlement of any claim, liability, or action covered by Section 17.1 or 17.2, as applicable, will cooperate with counsel of the indemnifying or reimbursing Party, and reserves the right to engage its own counsel to assist in the defense at its own expense.

17.4.Settlements. Neither Party may enter into any settlement, consent judgment or other voluntary final disposition of any Claim and/or Liability for which an Indemnitee seeks indemnification hereunder without the prior written consent of the other Party, such consent not to be unreasonably withheld.

17.5.Limitation of Damages.  EXCEPT WITH RESPECT TO A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR A BREACH OF ITS OBLIGATIONS UNDER ARTICLE 7, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER SIMILAR DAMAGES, OR FOR ANY CLAIMS FOR LOST PROFITS OR REVENUES, ARISING FROM OR RELATING TO THIS AGREEMENT; PROVIDED, HOWEVER, THAT THIS SHALL NOT LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY WITH RESPECT TO ANY THIRD PARTY CLAIMS UNDER THIS ARTICLE 17.

17.6.Insurance.  During the Term and until completion of the last Project conducted under this Agreement, each Party shall maintain a comprehensive commercial general liability insurance program as is customary for diagnostic or pharmaceutical companies (as the case

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may be), including product liability insurance with coverage limits not less than [***] for each occurrence and in the aggregate. All insurers utilized to confirm coverage within Section 17.6 shall be rated A, Class VII or better by A.M. Best Company in a form satisfactory to both Parties.  Upon request, each Party will provide to the other Party respective insurance certificates. For clarification, the insurance coverage required herein may be provided through any reasonable structure of local and global insurance programs.

18.Miscellaneous.

18.1.Force Majeure.  Neither Party shall be liable for failure or delay in performance under this Agreement due to causes such as an act of God, strike, lockout or other labor dispute, civil commotion, sabotage, fire, flood, explosion, acts of any government, any other similar causes not within the reasonable control of the Party affected (a “Force Majeure Event”). In the event either Party is unable to perform any of its obligations hereunder due to a Force Majeure Event, such Party shall promptly notify the other Party. Performance hereunder shall be promptly resumed after the applicable Force Majeure Event has been remedied.

18.2.Notices.  All notices under this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid, or by overnight courier service, to the attention of the Legal Department  at the addresses of the respective Parties set forth in the first paragraph of this Agreement.

18.3.Governing Law and Disputes.

(a)Law.  The formation, existence, performance, validity and all aspects of this Agreement shall be governed by and construed in all respects in accordance with the laws of Delaware without regard to its rules on conflicts of laws.

(b)Dispute Resolution.  Prior to arbitration, the parties shall seek informal resolution of disputes.  The process shall be initiated with written notice of one Party to the other, describing the dispute with reasonable particularity followed with a written response within ten (10) calendar days of receipt of notice.

(i)Any disputes with respect to matters within the scope of authority of the JSC (including any matters submitted to the JSC for resolution pursuant to Section 14.5(e)) or within the scope of authority of the JCC, in each case, that cannot be resolved within [***] days after good faith efforts by the Parties will be submitted to the Parties’ executives for resolution pursuant to Section 18.3(b)(iii).

(ii)Upon submission of a dispute pursuant to Section 18.3(b)(i), each Party shall promptly designate an executive with requisite authority to resolve the dispute.  The informal procedure shall commence within [***] days of the date of the submission of the dispute by the JSC (if applicable) or the date of response (if not submitted to the JSC).  If a dispute submitted to the Party’s executives pursuant to Section 18.3(b)(iii) is not resolved within [***] days of the date of commencement of the

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procedure, either Party may proceed to binding arbitration without recourse to the ordinary courts of law according to the American Arbitration Association, Commercial Arbitration Rules (the “Rules”).

(iii)For any matter submitted to arbitration pursuant to Section 18.3(b)(ii), the seat of arbitration shall be Washington, DC. The number of arbitrators shall be three (3). The arbitrators shall be appointed in accordance with the Rules. The language to be used in the arbitration proceedings shall be English.  If any arbitration is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing Party shall be entitled to recover reasonable attorneys’ fees and other costs incurred therein, in addition to any other relief to which it or they may be entitled.

(iv)Notwithstanding anything to the contrary in this Section 18.3(b), if either Party in its sole judgment believes that any breach of this Agreement could cause it irreparable harm, such Party (i) will be entitled to seek equitable relief in order to avoid such irreparable harm, and (ii) will not be required to follow the procedures set forth in this Section 18.3(b) with respect to seeking such relief.

18.4.Entire Agreement.  This Agreement sets out the entire agreement and understanding between the Parties regarding the subject matter of this Agreement and supersedes all prior discussions, arrangements and agreements, whether oral or in writing or which may be inferred from the conduct of the Parties.

18.5.Validity/Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision which shall remain in full force and effect.  The Parties undertake to replace such invalid or unenforceable provision by a valid and enforceable provision which accomplishes as far as possible the purpose and the intent of the invalid or unenforceable provision.

18.6.Assignment.  This Agreement may be freely assigned or otherwise transferred by either Party to any of its’ Affiliates. This Agreement shall not be assigned or otherwise transferred by either Party to a third party, except (a) with the other Party’s prior written approval, which approval shall not be withheld unreasonably, or (b) by reason of any (i) merger, acquisition, reorganization, or consolidation to any successor in interest of the business or assets to which this Agreement relates or (ii) the sale, license or other transfer to a third party of all or substantially all of the business or assets to which this Agreement relates.  Other than as provided by this Section 18.6, any attempt by either Party to effect an assignment or other transfer of this Agreement without the consent of the other Party will be void and without effect.

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18.7.No Third Party Beneficiaries. No person other than Blueprint or QIAGEN (and their respective affiliates and assignees) shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

18.8.Waiver; Modification of Agreement.  No waiver, amendment, or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both Parties.  Failure by either Party to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by either Party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.  Any amendments to this Agreement shall be made in writing; the same applies for any waiver or amendment of this written form clause.

18.9.Relationship of the Parties.  The relationship of the Parties is that of independent contractors.

18.10.Independent Development.  Nothing in this Agreement will be construed as restricting either Party’s ability to acquire, license, develop, manufacture or distribute for itself, or have others acquire, license, develop, manufacture or distribute for such Party, similar technology performing the same or similar functions as the technology contemplated by this Agreement, or to market and distribute such similar technology in addition to, or in lieu of, the technology contemplated by this Agreement, provided, however, that such activities of such Party comply with all provisions herein.

18.11.Counterparts and Signatures.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which will together be deemed to constitute one agreement.  The Parties agree that the execution of this Agreement by exchanging pdf signatures, and/or by industry standard electronic signature software, shall have the same legal force and effect as the exchange of original signatures.  In any proceeding arising under or relating to this Agreement, each Party hereby waives any right to raise any defense or waiver based upon execution of this Agreement by means of such electronic signatures or maintenance of the executed agreement electronically.

[Signature page follows]

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IN WITNESS WHEREOF, QIAGEN and Blueprint, intending to be legally bound, have executed this Agreement at the dates indicated below by their respective duly authorized representatives.

Blueprint Medicines Corporation		QIAGEN Manchester Limited

By:	/s/ Jeffrey W. Albers	By:	/s/ Douglas Liu
Name:	Jeffrey W. Albers	Name:	Douglas Liu
Title:	President and Chief Executive Officer	Title:	Senior VP Global Operations QIAGEN
Date:	August 22, 2016	Date:	August 22, 2016

[Signature Page to Master Collaboration Agreement]

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Exhibit A

Business Continuity

(attached)

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Statement on Business Continuity

[***]

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Appendix 1-A

Project Schedule #1

(attached)

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Project Schedule #1

Between	Blueprint Medicines Corporation
38 Sidney Street, Suite 200
Cambridge, MA 02139
hereinafter “Blueprint”

and	QIAGEN Manchester Limited
Skelton House, Lloyd Street North
Manchester, M15 6SH,
England
hereinafter “QIAGEN”

This Project Schedule #1 (this “Schedule”) is dated August 22, 2016, and is incorporated into the Master Collaboration Agreement,  dated August 22, 2016,  by and between Blueprint and QIAGEN (for the purposes of this Schedule, the “MCA”), and describes a Project to be conducted under the terms of the MCA, including, without limitation, a list of Activities, the development timelines for BLU-285 (the “Blueprint Product”) and the QIAGEN IVD (as defined below), Deliverables, Markets and other terms applicable to a Development Project. All capitalized terms used and not expressly defined in this Schedule will have the meanings given to them in the MCA.

This Schedule is divided into the following 16 sections:

1.Scope

2.Background

3.Effective Date

4.Term

5.Territory

6.Responsibilities

7.Assumptions

8.Regulatory

9.Study Estimates

10.Clinical Samples

11.Estimated Timeline

12.Milestones & Deliverables

13.Payments

14.Pass-Through Costs

15.Third Party Intellectual Property

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16.Appendix A

1.SCOPE. The scope of this Schedule is separated into two components

Part A:  Investigational Use Only (“IUO”) Assay Development

QIAGEN will develop a real-time polymerase chain reaction (“PCR”) assay for detection of the PDGFRα D842V somatic mutations in gastrointestinal stromal tumors (“GIST”).  The primary sample type will be FFPE tissue samples.  In order to provide a manufactured IUO assay for use in Blueprint’s Phase  1  expansion clinical trial  for the Blueprint Product (the “Phase 1 trial”), the following steps will need  to be carried out by QIAGEN’s product development team:

[***]

QIAGEN will support any regulatory interactions ahead of the Phase 1  trial and prepare any diagnostic specific submissions to the Center for Devices and Radiological Health (“CDRH”)  including pre-submissions and an Investigation Device Exemption (“IDE”) application if one is required.

QIAGEN will set up clinical testing sites to carry out compliant PDGFRα D842V testing ahead of patient enrolment. This will involve, but is not limited to, installation of platforms1, training of operators and performance qualification of the chosen labs.

QIAGEN will carry out test site initiation visits at clinical testing site and subsequent monitoring of PDGFRα D842V testing during the course of the trial.

Part B: Companion Diagnostic (“CDx”) development and validation

The second stage of development will cover all of the activities needed for the development and approval of a CDx assay in the USA, Canada and EU. This stage will include all Design Verification and Clinical Validation Studies.

2.Background

The MCA establishes a legal framework for the Parties’ collaborations in the field of development and commercialization of in vitro diagnostics and/or companion diagnostics for Blueprint Products.

Blueprint wishes to have QIAGEN develop and commercialize a companion diagnostic test to identify GIST patients carrying the PDGFRα D842V mutation for treatment with the Blueprint Product (for purposes of this Schedule, the “QIAGEN IVD”).

3.Effective Date

The effective date of this Schedule shall be August 22, 2016 (the “Effective Date”).

1 The cost of [***], which QIAGEN estimates to be approximately [***],  will be the responsibility of Blueprint or the Clinical Testing Site.

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4.Term

The term of this Schedule shall be from the Effective Date until five (5) years after Regulatory Approval for the Blueprint Product.

5.Territory

The potential territory for this Schedule shall include the countries listed on Appendix A to this Schedule.

6.Responsibilities

Blueprint:

In relation to the development of the QIAGEN IVD, Blueprint shall be responsible for the following;

•	Blueprint shall solely be responsible for the clinical testing of the Blueprint Product by the central laboratories.
•

Blueprint shall provide QIAGEN clinical data, including sample and patient demographic data, regarding the use of the QIAGEN IVD as well as patient outcome data to the extent such data is available and necessary, as reasonably determined by QIAGEN, for QIAGEN regulatory filings for the QIAGEN IVD and for planning of further QIAGEN IVD development activities at QIAGEN in the performance of the Development Project. Blueprint will be responsible for contracting out the clinical sample testing to a suitable GCP-compliant central laboratory clinical testing site (“Laboratory Site”) and QIAGEN will support the selection, training, monitoring and qualification of this vendor. For clarification, notwithstanding any provision in the MCA, the parties expressly agree that Blueprint shall be responsible for the Milestone Payments set forth below and costs set forth in Appendices A which relate to applications for Regulatory Approval of the QIAGEN IVD.

•

Blueprint will make reasonable efforts to provide any clinical samples necessary for QIAGEN IVD development and verification/validation. As an alternative or to facilitate the process QIAGEN will work with its approved procurement service providers to source appropriate samples. Sample costs will be passed through to Blueprint

QIAGEN:

Subject to and without limiting the terms and conditions of the MCA, QIAGEN shall use Commercially Reasonable Efforts to perform all activities under this Project and shall be responsible for the development of the QIAGEN IVD as follows.

•

QIAGEN shall lead the development and Premarket Approval (“PMA”) submission with FDA’s CDRH for the QIAGEN IVD. QIAGEN shall inform and coordinate with Blueprint on all CDRH-related matters and support Blueprint in discussions with FDA’s Center for Drug Evaluation and Research (“CDER”) for the Blueprint Product.

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•

Subject to the involvement of Blueprint as described above, QIAGEN shall be responsible for the design, development and regulatory approval of the QIAGEN IVD in accordance with this Schedule, including the development of suitable and necessary protocols for the QIAGEN IVD.

•

QIAGEN shall be responsible for manufacturing, supply and delivery of the QIAGEN IVD, including all components for the QIAGEN IVD, subject to any intellectual property considerations set forth in Section 15 below.

•	QIAGEN shall be responsible for the preparation of the PMA documentation and site readiness required for submission of the PMA for the QIAGEN IVD.
•	QIAGEN shall be responsible for the intended use and applicable package insert, and the pricing, reimbursement and market access of the QIAGEN Kit, subject to the applicable terms of the MCA.

7.Assumptions

Blueprint and QIAGEN each recognize that this Schedule has been prepared on the basis of a number of assumptions. During the course of the Development Project, a change in an assumption upon which this Schedule is based may require a change to modify the scope of the Development Project, and the Parties agree to address such changes in good faith pursuant to the process provided under Section 3.2 of the MCA.

8.Regulatory

An IDE may be required by FDA. This shall be dependent on FDA’s response to the Risk Determination Document.

9.Study Estimates

Blueprint estimates screening [***] patients to enroll [***] PDGFRα D842V positive patients into the Phase 1 clinical trial. Patient enrollment is expected to begin [***] using historic patient data/records identifying PDGFRα D842V Mutation positive patients. Patient screening and selection using the QIAGEN IVD is planned to begin [***] when the IUO assay is ready and compliant for use as a prospective screening and selection method.

10.Clinical Samples

QIAGEN will make Commercially Reasonable Efforts to procure representative samples for development and analytical validation of the assay. [***]

[***]

The development of any specialized sample material e.g. cell lines containing the D842V mutation are not included in this project plan and costing. The development of specialized sample material would be considered as pass-through costs to Blueprint. These pass-through costs are outlined as estimated in Section 14 of this Schedule.

Samples from all patients enrolled into the Phase 1 trial need to be retained for the purposes of any bridging studies.

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11.[***]

12.Milestones & Deliverables

For clarity, with respect to any Milestone set forth in this Schedule that requires or involves a report, notification or other tangible or written documentation, evidence of Milestone achievement shall include the delivery of such report, notification or other tangible or written documentation.

Part A: IUO Assay Development

Milestone 1:

Generation of a study risk determination request for the PDGFRα D842V assay.

[***]

Milestone 1a:

Generation of pre-submission to determine the strategy for the transition of local PDGFRα testing to centralized testing using the QIAGEN IUO assay and requirements for bridging studies between the patients enrolled on the basis of local testing of the QIAGEN IUO assay

[***]

Milestone 2:

Design Control Planning; Establishment of Design Control documents for IUO assay.

[***]

Milestone 3:

IUO Assay Build:  Completion of Assay Design and Feasibility testing of PDGFRα D842V assay

[***]

Milestone 4:

IUO QC Release Method and Controls Concept Available

[***]

Milestone 5:

Design Transfer to Manufacturing Pilot Plant & Manufacturing

[***]

Milestone 6:

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Assay Parameters & Performance studies complete for PDGFRΑ D842V IUO assay

[***]

Milestone 7:

Formal Design Review of Assay:  Prior to clinical testing,  QIAGEN will carry out the necessary Design Review

[***]

Milestone 8:2

IDE Application & approval (if required, based on CDRH feedback associated with Milestone 1)

[***]

Milestone 9:

Manufacture and supply of PDGFRα D842V assay and generation of test site protocol for clinical testing.

[***]

Milestone 10:

Establishment of clinical test site for FPFV studies

[***]

Part B: CDx development and validation

Milestone 11:

Design Control Planning (CDx)

[***]

Milestone 12:

Completion of Design Inputs; Design Input Lock and Design & Development Plan (CDx)

[***]

Milestone 13:

Completion of Assay Optimization and Specification Setting for PDGFRα CDx

2 This milestone is dependent on [***].

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[***]

Milestone 14:

Manufacturing Transfer and Prototype Batch Production (CDx) required for assay performance studies

[***]

Milestone 15:

CDx Assay Performance Studies Complete

[***]

Milestone 16:

Completion of Verification Batches (Pilot Batches)

[***]

Milestone 17:

System Design Lock

[***]

Milestone 18:

Design Output and Design Verification Lock (Completion of Verification)

[***]

Milestone 19:

Assay Software Available

[***]

Milestone 20:

Completion of Lab Set-up Bridging Study

[***]

Milestone 21

Completion of Lab Set-up for Reproducibility Studies (x2 Labs)

[***]

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Milestone 22

Completion of Clinical Accuracy Study

[***]

Milestone 23:

Design Validation Lock

[***]

Milestone 24:

PMA Submissions

[***]

Milestone 25:

CE Marking

[***]

Milestone 26:

PMA Approval

[***]

Milestone 27:

Product Implementation

[***]

13.Payment

The Milestones and Deliverables set forth in this Schedule shall be completed by QIAGEN to the satisfaction of Blueprint in accordance with the terms of Section 6 of the MCA. Payment for completed Milestones will be made in accordance with Section 6 of the MCA; provided that any pass-through costs incurred in connection with completing the Milestones and Deliverables that exceed, or are expected to exceed, the amounts agreed to by the Parties and estimated in Section 14 of this Schedule shall be subject to approval of the Joint Project Team.

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IUO Assay Milestone Schedule

Milestone	Description	Estimated Completion Date	Milestone Amount ($US)
1	Generation of a study risk determination request for the PDGFRα D842V assay. [***]	[***]	[***]
1a

Generation of pre-submission to determine the strategy for the transition of local PDGFRα testing to centralized testing using the QIAGEN IUO assay and requirements for bridging studies between the patients enrolled on the basis of local testing of the QIAGEN IUO assay.

[***]

		[***]	[***]
2	Design Control Planning; Establishment of Design Control documents for IUO assay. [***]	[***]	[***]
3	IUO Assay Build: Completion of Assay Design and Feasibility testing of PDGFRα D842V assay [***]	[***]	[***]
4	IUO QC Release Method and Controls Concept Available [***]	[***]	[***]
5	Design Transfer to Manufacturing Pilot Plant & Manufacturing [***]	[***]	[***]
6	Assay Parameters & Performance studies complete for PDGFRα D842V IUO assay [***]	[***]	[***]
7	Formal Design Review of Assay: Prior to clinical testing, QIAGEN will carry out the necessary Design Review [***]	[***]	[***]
8	IDE Application & approval (if required, based on CDRH feedback associated with Milestone 1) [***]	[***]	[***]
9	Manufacture and supply of PDGFRα D842V assay and generation of test site protocol for clinical testing. [***]	[***]	[***]

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Milestone	Description	Estimated Completion Date	Milestone Amount ($US)
10	Establishment of clinical test site for FPFV studies [***]	[***]	[***][3]
Total IUO Assay Milestones			[***]

CDx Development and Validation Milestone Schedule

Milestone	Description	Estimated Completion Date	Milestone Amount ($US)
11	Design Control Planning (CDx)	[***]	[***]
12	Completion of Design Inputs; Design Input Lock and Design & Development Plan (CDx)	[***]	[***]
13	Completion of Assay Optimization and Specification Setting for PDGFRα CDx	[***]	[***]
14	Manufacturing Transfer and Prototype Batch Production (CDx) required for assay performance studies	[***]	[***]
15	CDx Assay Performance Studies Complete	[***]	[***]
16	Completion of Verification Batches (Pilot Batches)	[***]	[***]
17	System Design Lock	[***]	[***]
18	Design Output and Design Verification Lock (Completion of Verification)	[***]	[***]
19	Assay Software Available	[***]	[***]
20	Completion of Lab Set-up Bridging Study	[***]	[***]
21	Completion of Lab Set-up for Reproducibility Studies [***]	[***]	[***]
22	Completion of Clinical Accuracy Study	[***]	[***][4]
23	Design Validation Lock	[***]	[***]
24	PMA Submissions	[***]
	•[***]		[***]
25	Generation, submission and approval of technical file to a notified body for review and approval of a CE Marked Assay	[***]	[***]
26	PMA Approval	[***]	[***]

3 The Parties currently estimate [***] for FPFV studies and agree that this Milestone will be dependent [***].

4 QIAGEN’s estimate for the Clinical Accuracy Study is [***] based on [***].  The Parties agree that the Clinical Accuracy Study will be dependent on [***].

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27	Transfer to Commercial Manufacturing and Production Implementation US & EU	[***]	[***]
Total CDx Development and Validation Milestones			[***] [3,4]

Total Milestones – IUO Assay Milestones and CDx Development and Validation Milestones:			$ 6,082,0003,4

Total Estimated Program Budget (Including Total Pass-Through Cost Estimate of Approximately $[***]):			$[***] [3,4]

14.Pass-Through Cost Estimates

Pass-Through Cost Estimate for IUO Assay Development

Name	Description	Estimated Cost (US$)
GMP Raw materials	Primers & Probes for the development and manufacture of PDGFRα tests. Estimate includes HPLC and Mass determination for each oligonucleotide	[***]
Positive control oligonucleotides	Long oligonucleotides for the generation of positive controls	[***]
Sample Costs	Procurement of sample will be required to support development. The cost of sample procurement varies depending on the disease tissue of interest.	[***]
therascreen Assay	The cost of one test is approximately [***], and the Parties currently estimate testing approximately [***] patients.	[***]
Cell Line Control Materials

FFPE Cell lines may be used as a model for Clinical materials. This  will require cell line embedded in paraffin. The manufacture of the  cell line blocks will be carried out by a third party specialist  standards and controls supplier.

[***]
Clinical Test Site Monitoring

During the course of the Phase 1  trial,  monitoring of sites carrying  out clinical testing will be conducted. The number of visits will be  dependent on recruitment rate and site performance.  The estimated cost per visit is approximately [***] per visit, and the Parties currently estimate approximately [***] visits.  For clarity, the estimated cost per visit includes any travel and accommodation costs incurred during each such visit.

[***]

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Name	Description	Estimated Cost (US$)
Travel & Accommodation

During the course of the program face-to-face Joint Project Team  and Joint Steering Committee meetings will take place. The  frequency of these meetings will be mutually agreed between  QIAGEN and Blueprint in accordance with the MCA.

[***]
IP	Analyze third party rights for freedom-to-operate of the assay. Does not include licensing fees.	[***]
Total Estimated Pass-Through Costs for IUO Assay Development		[***]

Pass-Through Cost Estimate for CDx Development and Validation

Name	Description	Estimated Cost (US$)
GMP Raw materials	Primers & Probes for the development and manufacture of PDGFRα tests. Estimate includes HPLC and Mass determination for each oligonucleotide	[***]
Positive control oligonucleotides	Long oligonucleotides for the generation of positive controls	[***]
Sample Costs	Procurement of sample will be required to support development. The cost of sample procurement varies depending on the disease tissue of interest.	[***]
Engineering of Cell Lines	In the absence of clinical samples, it may be necessary to engineer cell line that to act as a surrogate. Cell line engineering would be carried out by a third party supplier.	[***]
Cell Line Control Materials

FFPE Cell lines may be used as a model for Clinical materials. This  will require cell line embedded in paraffin. The manufacture of the  cell line blocks will be carried out by a third party specialist  standards and controls supplier.

[***]
Clinical Test Site Monitoring

During the course of the Phase 1 trial, monitoring of sites carrying out clinical testing will be conducted. The number of visits will be dependent on recruitment rate and site performance.  The estimated cost per visit is approximately [***] per visit, and the Parties currently estimate approximately [***] visits.  For clarity, the estimated cost per visit includes any travel and accommodation costs incurred during each such visit.

[***]

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Name	Description	Estimated Cost (US$)
Travel & Accommodation

During the course of the program face-to-face Joint Project Team  and Joint Steering Committee meetings will take place. The  frequency of these meetings will be mutually agreed between  QIAGEN and Blueprint in accordance with the MCA.

[***]
Canada Registration	Product implementation together with IVD registration activities and submission fees for Health Canada (Assumes no additional data generation)	[***]
IP	Analyze third party rights for freedom-to-operate of the assay. Does not include licensing fees. – covered under IUO development	[***]
Total Estimated Pass-Through Costs for CDx Development and Validation		[***]

Total Estimated Pass-Through Costs for IUO Assay Development and CDx Development and Validation:		$[***]

15.Third Party Intellectual Property

Licensed IP for PCR technology, not Controlled by QIAGEN:

[***]

QIAGEN hereby represents and warrants to Blueprint that QIAGEN has no right to grant sublicenses to any third party Intellectual Property listed in this Section 15, and to the best of QIAGEN’s knowledge,  no other Intellectual Property Controlled by a third party will be used by QIAGEN during the performance of activities under this Project.

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IN WITNESS WHEREOF, QIAGEN and Blueprint, intending to be legally bound, have executed this Agreement at the dates indicated below by their respective duly authorized representatives.

Blueprint Medicines Corporation		QIAGEN Manchester Limited

By:	/s/ Jeffrey W. Albers	By:	/s/ Douglas Liu
Name:	Jeffrey W. Albers	Name:	Douglas Liu
Title:	President and Chief Executive Officer	Title:	Senior VP Global Operations QIAGEN
Date:	August 22, 2016	Date:	August 22, 2016

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Confidential and Proprietary Information of Blueprint and QIAGEN

*** Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Appendix A

Territories

1.USA – PMA

2.Canada

3.Europe – CE-IVD (including France, Germany, Italy, Spain and the United Kingdom)

4.While Japan is not included within the scope of this Project due to an evolving regulatory landscape in this country, at Blueprint’s request,  the Parties shall negotiate diligently and in good faith the terms [***] under which the scope of this Project would be expanded to include potential Commercialization of the QIAGEN IVD together with the Blueprint Product in Japan in accordance with the terms of the MCA.

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Confidential and Proprietary Information of Blueprint and QIAGEN